UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

ANNUAL REPORT

OCTOBER 31, 2016

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Value Fund

Portfolio Management Discussion

October 31, 2016 (Unaudited)

At October 31, 2016, the audited net asset values attributable to each of the 282,001 common shares outstanding of the Third Avenue Value Fund Investor Class and 22,299,198 common shares outstanding of the Third Avenue Value Fund Institutional Class were $51.12 and $51.22 per share, respectively. This compares with audited net asset values at October 31, 2015 of $50.33 and $50.30 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods
		ended October 31, 2016
	One Year ended	Three	Five	Ten	Since
	10/31/16	Year	Year	Year	Inception
Third Avenue Value Fund Investor Class†	1.74%	1.35%	7.38%	N/A	4.83%
Third Avenue Value Fund Institutional Class^	2.00%	1.60%	7.65%	1.96%	10.78%
MSCI World Index‡	1.79%	4.40%	9.65%	4.48%	8.38%
S&P 500 Index‡	4.51%	8.84%	13.57%	6.70%	12.24%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on November 1, 1990.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Investor Class.

For the fiscal year ended October 31, 2016, the Third Avenue Value Fund (the “Fund”) generated positive 1.74% and 2.00% returns for the Investor and Institutional share classes, respectively. The Fund’s benchmark, the MSCI World Index, returned 1.79% over the same period.

The top performers in the Fund during the fiscal year were Comerica Inc. and Apache Corp. A top ten holding, Comerica remains a high conviction name in the Fund. Comerica has a strong financial position which has enabled it to focus on cost control measures while targeting geographic growth and significant capital returns through dividends and stock buybacks.

The top two detractors in the Fund during the fiscal year were Brookdale Senior Living, Inc. and Canfor Corp. Brookdale is the largest operator of senior housing assets in the United States, with approximately 549 centers and 48,000 units. We continue to be positive about the longer-term outlook for Brookdale, given pricing growth and real estate monetization efforts, despite our disappointment in recent performance.

The Fund added eight new common stock investments during the year including Amgen, Inc., Harman International Industries, Inc., Johnson Controls International PLC, Lennar Corp., LivaNova PLC and Ralph Lauren Corp. common stock. Amgen is one of the most recent additions. Amgen is one of the world’s leading biotechnology companies. It is well-financed and has a diversified portfolio of existing products, strong cash flow generation and a promising pipeline. We were able to add the security to the Fund at a discount to our estimated NAV during a period of volatility in the fiscal third quarter.

The Fund exited 11 securities during the year, including General Motors Co., NVIDIA Corp., and Symantec Corp. common stock, each of which were sold for valuation reasons allowing us to redeploy the proceeds into other investments.

We look at downside protection, the ability to compound growth over the long-term and upside to our fair value net asset value estimates as determinants of portfolio inclusion and position size. We remain positive about the outlook of our concentrated portfolio of 37 securities.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2016, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. Foreside Fund Services, LLC, Distributor.

1

Third Avenue Trust

Third Avenue Value Fund

Portfolio Management Discussion (continued)

October 31, 2016 (Unaudited)

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Trust

Third Avenue Value Fund - Investor Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INVESTOR CLASS (TVFVX), THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX) FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	Since Inception (12/31/09)
1.74%	1.35%	7.38%	4.83%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Third Avenue Trust

Third Avenue Value Fund - Institutional Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INSTITUTIONAL CLASS (TAVFX), THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX) FOR THE TEN YEARS ENDED OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
2.00%	1.60%	7.65%	1.96%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

Third Avenue Trust

Third Avenue Value Fund

Industry Diversification

(Unaudited)

The summary of the Fund’s investments as of October 31, 2016 is as follow:

5

Third Avenue Trust

Third Avenue Value Fund

Portfolio of Investments

at October 31, 2016

Principal Amount($)	Security†	Value (Note 1)

Corporate Bonds & Notes - 1.51%
	Consumer Products - 1.51%
24,204,152	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17 (a)(b)(c)(d)	$17,402,785
	Total Corporate Bonds & Notes (Cost $24,204,152)	17,402,785

Shares

Common Stocks - 93.74%
	Agricultural Equipment - 2.05%
464,413	AGCO Corp.	23,722,216
	Asset Management - 10.65%
1,771,413	Bank of New York Mellon Corp. (The)	76,649,041
1,329,056	Brookfield Asset Management, Inc., Class A (Canada)	46,543,541
		123,192,582
	Auto Parts - 0.23%
59,603	Adient PLC (Ireland) (e)	2,712,528
	Automotive - 1.75%
441,593	Toyota Industries Corp. (Japan)	20,275,296
	Banks - 12.04%
1,336,149	Comerica, Inc.	69,600,001
1,275,198	KeyCorp	18,005,796
540,500	PNC Financial Services Group, Inc. (The)	51,671,800
		139,277,597
	Consumer Products - 6.83%
360,773	Harman International Industries, Inc.	28,757,216
526,368	Home Products International, Inc. (a)(c)(d)(e)	—
6,398,304	Kingfisher PLC (United Kingdom)	28,295,417
710,930	Masco Corp.	21,953,518
		79,006,151
	Diversified Holding Companies - 10.30%
3,711,500	CK Hutchison Holdings, Ltd. (Hong Kong)	45,917,882
938,961	Investor AB, Class B (Sweden)	33,380,798
311,688	Pargesa Holding S.A. (Switzerland)	20,930,390
3,052,000	Wheelock & Co., Ltd. (Hong Kong)	18,849,830
		119,078,900
	Electronic Components - 1.51%
265,007	Anixter International, Inc. (e)	17,424,210
	Forest Products & Paper - 5.66%
2,186,910	Weyerhaeuser Co., REIT	65,454,216
	Industrial Machinery & Equipment - 2.08%
596,029	Johnson Controls International PLC (Ireland)	24,031,889
	Insurance & Reinsurance - 7.11%
72,073	Alleghany Corp. (e)	37,204,803
54,227	White Mountains Insurance Group, Ltd. (Bermuda)	44,993,227
		82,198,030
	Manufactured Housing - 3.54%
443,073	Cavco Industries, Inc. (e)	40,939,945
		Value
Shares	Security†	(Note 1)

	Materials - 2.28%
2,380,400	Canfor Corp. (Canada) (e)	$26,407,479
	Media & Entertainment - 3.57%
729,200	CBS Corp., Class B, Non-Voting Shares	41,287,304
	Medical Devices - 1.52%
310,200	LivaNova PLC (United Kingdom) (e)	17,582,136
	Oil & Gas Production & Services - 7.34%
257,700	Apache Corp.	15,327,996
691,106	Devon Energy Corp.	26,186,007
903,950	Total S.A. (France)	43,384,043
		84,898,046
	Pharmaceuticals - 2.60%
139,400	Amgen, Inc.	19,677,704
61,638	Shire PLC, ADR (Jersey)	10,394,632
		30,072,336
	Retailers - 2.08%
245,465	Ralph Lauren Corp.	24,080,117
	Senior Housing - 1.83%
1,466,533	Brookdale Senior Living, Inc. (e)	21,162,071
	Telecommunications - 2.41%
10,123,456	Vodafone Group PLC (United Kingdom)	27,855,334
	U.S. Homebuilder - 2.06%
571,000	Lennar Corp., Class A	23,804,990
	U.S. Real Estate Operating Companies - 2.35%
1,217,794	Tejon Ranch Co. (d)(e)	27,205,518
	Utilities - 1.95%
1,504,807	Covanta Holding Corp.	22,572,105
	Total Common Stocks (Cost $972,919,902)	1,084,240,996

Investment
Amount($)

Limited Partnerships - 0.00%(f)
	Insurance & Reinsurance - 0.00%(f)
1,805,000	Insurance Partners II Equity Fund, L.P. (a)(e)	12,217
	Total Limited Partnerships (Cost $0)	12,217

Principal
Amount($)

Short-Term Investments - 2.16%
	U.S. Government Obligations - 2.16%
25,000,000	U.S. Treasury Bill, 0.150%, due 12/1/16 (g)	24,996,875
	Total Short-Term Investments (Cost $24,996,875)	24,996,875
	Total Investment Portfolio - 97.41% (Cost $1,022,120,929)	1,126,652,873
	Other Assets less Liabilities - 2.59%	30,010,728
	NET ASSETS - 100.00%	$1,156,663,601

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Trust

Third Avenue Value Fund

Portfolio of Investments (continued)

at October 31, 2016

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities.
(c)	Security subject to restrictions on resale.

Shares/				Market
Principal		Acquisiton		Value
Amount($)	Issuer	Date	Cost	Per Unit
526,368	Home Products International, Inc.	5/30/07	$54,667,471	$0.00
$24,204,152	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17	3/16/07 - 10/1/16	24,204,152	71.90
At October 31, 2016, these restricted securities had a total market value of $17,402,785 or 1.51% of net assets.
(d)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)	Non-income producing security.
(f)	Amount represents less than 0.01% of net assets.
(g)	Annualized yield at date of purchase.
†	U.S. issuer unless otherwise noted.

ADR: American Depositary Receipt.

REIT: Real Estate Investment Trust.

Country Concentration

% of
Net Assets
United States*	61.82%
United Kingdom	6.38
Canada	6.31
Hong Kong	5.60
Bermuda	3.89
France	3.75
Sweden	2.89
Ireland	2.31
Switzerland	1.81
Japan	1.75
Jersey	0.90
Total	97.41%

* Includes cash equivalents, classified as Short-Term Investments on the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio Management Discussion

October 31, 2016 (Unaudited)

At October 31, 2016, the audited net asset values attributable to each of the 247,785 common shares outstanding of the Third Avenue Small-Cap Value Fund Investor Class and 13,929,311 common shares outstanding of the Third Avenue Small-Cap Value Fund Institutional Class were $20.77 and $20.97 per share, respectively. This compares with audited net asset values at October 31, 2015 of $19.52 and $19.66 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods
		ended October 31, 2016
	One Year Ended 10/31/16	Three Year	Five Year	Ten Year	Since Inception
Third Avenue Small-Cap Value Fund Investor Class†	6.71%	3.95%	10.02%	N/A	9.07%
Third Avenue Small-Cap Value Fund Institutional Class^	6.95%	4.18%	10.26%	4.60%	8.41%
Russell 2000 Index‡	4.11%	4.12%	11.51%	5.96%	11.39%
Russell 2000 Value Index‡	8.81%	4.47%	11.63%	4.91%	10.78%
S&P Small Cap 600 Index‡	6.35%	6.13%	13.56%	7.69%	13.43%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on April 1, 1997.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Investor Class.

The Third Avenue Small-Cap Value Fund (the “Fund”) generated positive absolute returns of 6.71% and 6.95% for the Investor and Institutional share classes over the last fiscal year, respectively. The Fund’s benchmark, the Russell 2000 Value Index, returned 8.81% over the same period.

The top performers in the Fund during the fiscal year were ICF International, Inc., Tetra Tech, Inc., and Alamo Group Inc. Alamo Group’s principal activity is to manufacture, distribute and service equipment for right-of-way maintenance and agriculture. Bucking the trend seen in other companies exposed to agricultural end markets, Alamo’s industrial mowing equipment business was resilient and the company reported organic growth and expanded margins, driving profits higher than last year. Alamo also reported a record backlog further reflecting the recovery in the budgets of its municipal customers and the less cyclical, more maintenance nature of much of its product line.

Positions that detracted from performance over the fiscal year were Alico, Inc., G-III Apparel Group, Ltd. (“G-III”), and Legg Mason, Inc. G-III, a designer, manufacturer, and marketer of men’s and women’s apparel, is a recent addition to the Fund. It is one of the larger companies in the apparel industry with more than $2 billion in annual sales. We remain positive about its increasingly strong opportunities for growth.

The Fund added 11 new investments during the year. In addition to G-III, the Fund purchased common shares of NetScout Systems, Inc., SP Plus Corp., Cambrex Corp., Interface, Inc., Kennedy-Wilson Holdings, Inc., and Seaboard Corp. NetScout is a well-financed provider of 24x7 network monitoring solutions to carriers and enterprises. Its offerings provide high-quality performance analytics that help its customers resolve technology issues that could negatively impact service quality and/or result in outages/downtime and compromised security. Last year, the company acquired certain communications assets from Danaher which doubled its addressable market by broadening its product offerings, providing an entrée into the cyber security space and increased its distribution. Near-term macro concerns over a slowdown in carrier spending provided us an opportunity to acquire shares at a substantial discount to our estimate of NAV.

The Fund sold out of nine names during the year. Dispositions included Broadridge Financial Solutions, Inc., City National Corp. and Noble Energy, Inc.

We remain excited about the potential for our portfolio, especially about the outlook for our top holdings.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2016, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities may be less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund’s prospectus.

8

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio Management Discussion (continued)

October 31, 2016 (Unaudited)

Third Avenue Small-Cap Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. Foreside Fund Services, LLC, Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Russell 2000 Index measures the performance of small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and consists of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Index, the Russell 2000 Value Index, and the S&P Small Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

9

Third Avenue Trust

Third Avenue Small-Cap Value Fund - Investor Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INVESTOR CLASS (TVSVX), THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND THE S&P SMALL CAP 600 INDEX FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	Since Inception (12/31/09)
6.71%	3.95%	10.02%	9.07%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Third Avenue Trust

Third Avenue Small-Cap Value Fund - Institutional Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND – INSTITUTIONAL CLASS (TASCX), THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND THE S&P SMALL CAP 600 INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
6.95%	4.18%	10.26%	4.60%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Industry Diversification

(Unaudited)

The summary of the Fund’s investments as of October 31, 2016 is as follow:

Industry
Industrial Services
Bank & Thrifts
Consulting and Information Technology Services
Auto Parts and Services
Consumer Products and Services
U.S. Real Estate Operating Companies
Electronic Components
Business Services
Home Building
Software and Services
Industrial Equipment
Healthcare
Computers-Integrated Systems
Securities Trading/Processing Services
Industrial Capital Equipment Manufacturers
Transportation
Forest Products & Paper
Metals Manufacturing
Energy Exploration & Production
Pharmaceutical Intermediate
Other
Other Assets less Liabilities
0
5
10
15
20
% of Net Assets

12

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio of Investments

at October 31, 2016

Shares	Security†	Value (Note 1)

Common Stocks - 95.74%
	Asset Management - 1.01%
104,132	Legg Mason, Inc.	$2,990,671
	Auto Parts and Services - 6.88%
99,300	Dorman Products, Inc. (a)	6,379,032
153,347	Standard Motor Products, Inc.	7,498,668
92,964	Visteon Corp.	6,564,188
		20,441,888
	Bank & Thrifts - 14.03%
176,482	Commerce Bancshares, Inc.	8,792,333
82,000	Cullen/Frost Bankers, Inc.	6,231,180
101,963	Prosperity Bancshares, Inc.	5,655,888
221,678	Southside Bancshares, Inc.	7,231,136
141,491	UMB Financial Corp.	8,779,517
508,775	Valley National Bancorp	5,016,521
		41,706,575
	Business Services - 4.14%
105,000	Korn/Ferry International	2,140,950
167,370	SP Plus Corp. (a)	4,217,724
143,433	Viad Corp.	5,952,469
		12,311,143
	Computers-Integrated Systems - 1.97%
213,944	NetScout Systems, Inc. (a)	5,872,763
	Conglomerates - 1.07%
937	Seaboard Corp. (a)	3,171,745
	Consulting and Information Technology Services - 8.02%
152,892	FTI Consulting, Inc. (a)	5,956,672
207,366	Genpact, Ltd. (Bermuda) (a)	4,767,344
168,022	ICF International, Inc. (a)	7,796,221
264,606	Syntel, Inc.	5,318,581
		23,838,818
	Consumer Products and Services - 5.60%
533,064	1-800-Flowers.com, Inc., Class A (a)	5,090,761
60,282	CST Brands, Inc.	2,894,742
142,601	G-III Apparel Group, Ltd. (a)	3,724,738
80,458	VCA, Inc. (a)	4,944,949
		16,655,190
	Diversified Holding Companies - 1.10%
521,707	JZ Capital Partners, Ltd. (Guernsey)	3,275,875
	Electronic Components - 4.80%
58,456	Anixter International, Inc. (a)	3,843,482
110,211	Ingram Micro, Inc., Class A	4,099,849
219,650	Insight Enterprises, Inc. (a)	6,323,724
		14,267,055
	Energy Exploration & Production - 1.14%
100,453	Carrizo Oil & Gas, Inc. (a)	3,398,325
	Forest Products & Paper - 1.32%
350,505	Interfor Corp. (Canada) (a)	3,922,374
	Healthcare - 2.19%
75,400	Patterson Cos., Inc.	3,220,334
23,007	Teleflex, Inc.	3,292,992
		6,513,326
Shares	Security†	Value (Note 1)

	Home Building - 3.14%
402,750	WCI Communities, Inc. (a)	$9,323,662
	Industrial Capital Equipment Manufacturers - 1.40%
104,200	Barnes Group, Inc.	4,151,328
	Industrial Equipment - 2.57%
95,906	Alamo Group, Inc.	6,226,218
26,267	CIRCOR International, Inc.	1,412,639
		7,638,857
	Industrial Services - 17.94%
102,857	ABM Industries, Inc.	4,019,651
161,375	Comfort Systems USA, Inc.	4,655,669
171,518	Cubic Corp.	7,323,819
126,707	EMCOR Group, Inc.	7,660,705
202,020	Interface, Inc.	3,202,017
111,246	Multi-Color Corp.	7,222,646
115,900	MYR Group, Inc. (a)	3,458,456
149,244	Tetra Tech, Inc.	5,738,432
32,510	UniFirst Corp.	3,982,475
151,019	World Fuel Services Corp.	6,078,515
		53,342,385
	Insurance & Reinsurance - 0.82%
4,743	Alleghany Corp. (a)	2,448,384
	Metals Manufacturing - 1.29%
52,778	Kaiser Aluminum Corp.	3,825,877
	Pharmaceutical Intermediate - 1.13%
83,585	Cambrex Corp. (a)	3,368,476
	Restaurants - 0.92%
104,127	Fiesta Restaurant Group, Inc. (a)	2,748,953
	Retailers - 0.88%
125,300	DSW, Inc., Class A	2,602,481
	Securities Trading/Processing Services - 1.56%
48,300	DST Systems, Inc.	4,644,528
	Software and Services - 2.70%
203,687	Allscripts Healthcare Solutions, Inc. (a)	2,446,281
67,198	CSG Systems International, Inc.	2,555,540
112,355	Progress Software Corp. (a)	3,023,473
		8,025,294
	Specialty Pharmaceuticals - 1.00%
49,933	ANI Pharmaceuticals, Inc. (a)	2,981,000
	Transportation - 1.35%
68,154	Kirby Corp. (a)	4,017,678
	U.S. Real Estate Investment Trusts - 0.44%
37,519	Tanger Factory Outlet Centers, Inc.	1,305,661
	U.S. Real Estate Operating Companies - 5.33%
129,227	Alico, Inc.	3,379,286
296,367	Brookdale Senior Living, Inc. (a)	4,276,576
189,053	Kennedy-Wilson Holdings, Inc.	3,894,492

The accompanying notes are an integral part of the financial statements.

13

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio of Investments (continued)

at October 31, 2016

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	U.S. Real Estate Operating Companies (continued)
26,939	Vail Resorts, Inc.	$4,295,154
		15,845,508
	Total Common Stocks (Cost $226,163,129)	284,635,820
	Total Investment Portfolio - 95.74% (Cost $226,163,129)	284,635,820
	Other Assets less Liabilities - 4.26%	12,675,201
	NET ASSETS - 100.00%	$297,311,021

Notes:

(a)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

Country Concentration
% of Net Assets
United States	91.71%
Bermuda	1.61
Canada	1.32
Guernsey	1.10
Total	95.74%

The accompanying notes are an integral part of the financial statements.

14

Third Avenue Trust

Third Avenue Real Estate Value Fund

Portfolio Management Discussion

October 31, 2016 (Unaudited)

At October 31, 2016, the audited net asset values attributable to each of the 8,251,884 common shares outstanding of the Third Avenue Real Estate Value Fund Investor Class and 53,720,436 common shares outstanding of the Third Avenue Real Estate Value Fund Institutional Class were $29.51 and $29.73 per share, respectively. This compares with audited net asset values at October 31, 2015 of $29.61 and $29.75 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2016
	One Year ended 10/31/16	Three Year	Five Year	Ten Year	Since Inception
Third Avenue Real Estate Value Fund Investor Class†	(0.21%)	3.80%	10.83%	N/A	9.13%
Third Avenue Real Estate Value Fund Institutional Class^	0.05%	4.06%	11.11%	3.16%	10.59%
FTSE EPRA/NAREIT Developed Index‡	3.38%	5.51%	9.22%	2.98%	9.41%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on September 17, 1998.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Investor Class.

The Third Avenue Real Estate Value Fund (the “Fund”) generated returns -0.21% and +0.05% over the last fiscal year ended October 31, 2016, for the Investor and Institutional share classes, respectively. The Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned 3.38% over the same time frame.

The largest contributors during the fiscal year were First Industrial Realty Trust, Inc., Rayonier Inc. and Wheelock & Co. Ltd. Rayonier is a real estate investment trust based in the United States that owns high-quality timberland assets, most of which are located in the Southeast. Rayonier is part of the Fund’s substantial interests in the U.S. residential markets where fundamentals continue to improve particularly in single-family construction.

The largest detractors to performance during the year were Hammerson PLC, Land Securities Group PLC and Hang Lung Group, Ltd. In the face of declining prices, the Fund used the period of volatility to increase its positions in Land Securities and Hammerson. Both businesses are based in the UK where there has most recently been uncertainty around “Brexit”, but Land Securities and Hammerson are very well-capitalized and will withstand the period of volatility, if not take advantage of it.

The Fund made investments in eight securities during the fiscal year and disposed of 12 equities. In addition to the purchase of Land Securities previously described, the Fund also made a substantial investment in Lennar Corp. Lennar is a well-capitalized and well-managed U.S. homebuilder that focuses on some of the most desirable markets on the West Coast, in Texas, and throughout the Southeast. The Fund has owned Lennar Common twice before, holding it as recently as 2013, but exited the position along with its other homebuilding investments as Fund Management believed the price of those securities had outpaced the underlying fundamental value. During the first fiscal quarter, Lennar’s stock price fell back below a reasonable estimate of NAV, allowing the Fund to re-establish a position with a more adequate margin of safety.

The Fund’s invested capital remains concentrated in the pockets of the real estate universe that offer tremendous value, including the U.S. residential markets, property companies involved with long-term wealth creation, and certain special situations.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2016, AND ARE SUBJECT TO CHANGE.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund’s investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Real Estate Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. Foreside Fund Services, LLC, Distributor.

15

Third Avenue Trust

Third Avenue Real Estate Value Fund

Portfolio Management Discussion (continued)

October 31, 2016 (Unaudited)

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The FTSE EPRA/NAREIT Developed Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian Real Estate markets. The FTSE EPRA/NAREIT Developed Index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

16

Third Avenue Trust

Third Avenue Real Estate Value Fund - Investor Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE FUND – INVESTOR CLASS (TVRVX) AND THE FTSE EPRA/NAREIT DEVELOPED INDEX FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	Since Inception (12/31/09)
(0.21%)	3.80%	10.83%	9.13%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

Third Avenue Trust

Third Avenue Real Estate Value Fund - Institutional Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INSTITUTIONAL CLASS (TAREX) AND THE FTSE EPRA/NAREIT DEVELOPED INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
0.05%	4.06%	11.11%	3.16%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

Third Avenue Trust

Third Avenue Real Estate Value Fund

Industry Diversification

(Unaudited)

The summary of the Fund’s investments as of October 31, 2016 is as follow:

Industry
Non-U.S. Real Estate Operating Companies
U.S. Real Estate Investment Trusts
Non-U.S. Real Estate Investment Trusts
Forest Products & Paper
U.S. Real Estate Operating Companies
Banks
U.S. Homebuilder
Retail-Building Products
Lodging & Hotels
Consulting/Management
Non-U.S. Real Estate Consulting/Management
Other Assets less Liabilities
0
10
20
30
40
% of Net Assets

19

Third Avenue Trust

Third Avenue Real Estate Value Fund

Portfolio of Investments

at October 31, 2016

Principal Amount		Security†	Value (Note 1)

Term Loans - 0.19%
		Non-U.S. Real Estate Operating Companies - 0.19%
		Concrete Investment I, Term Loan (Luxembourg):
27,935	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (a)(b)(c)	$30,666
19,762	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (a)(b)(c)	21,694
		Concrete Investment II, Term Loan (Luxembourg):
35,613	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (a)(b)(c)	39,094
4,941	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (a)(b)(c)	5,423
		IVG Immobilien AG, Term Loan (Germany):
1,251,238	EUR	Tranche A1, 9.500% Cash or Payment-in-kind Interest, due 9/1/17 (a)(b)(c)	1,373,553
1,846,977	EUR	Tranche A2, 9.500% Cash or Payment-in-kind Interest, due 9/1/17 (a)(b)(c)	2,027,529
		Total Term Loans (Cost $4,207,299)	3,497,959

Shares

Common Stocks & Warrants - 88.10%
		Banks - 6.28%
2,452,249		PNC Financial Services Group, Inc., Warrants, expire 12/31/18 (d)	69,472,214
1,433,200		Zions Bancorporation	46,163,372
			115,635,586
		Consulting/Management - 1.24%
633,300		FNF Group	22,741,803
		Forest Products & Paper - 9.99%
3,290,300		Rayonier, Inc., REIT	88,245,846
3,195,610		Weyerhaeuser Co., REIT	95,644,607
			183,890,453
		Lodging & Hotels - 1.34%
4,484,125		Millennium & Copthorne Hotels PLC (United Kingdom)	24,643,779
		Non-U.S. Real Estate Consulting/Management - 0.87%
1,885,212		Savills PLC (United Kingdom)	16,014,115
		Non-U.S. Real Estate Investment Trusts - 10.33%
5,441,044		Hammerson PLC (United Kingdom)	36,695,862
8,000,348		Land Securities Group PLC (United Kingdom)	97,826,751
10,387,243		Segro PLC (United Kingdom)	55,585,780
			190,108,393
		Non-U.S. Real Estate Operating Companies - 35.07%
2,128,089		Brookfield Asset Management, Inc., Class A (Canada)	74,525,677
Shares	Security†	Value (Note 1)

	Non-U.S. Real Estate Operating Companies (continued)
13,433,000	Cheung Kong Property Holdings, Ltd. (Hong Kong)	$99,506,270
8,992,350	City Developments, Ltd. (Singapore)	54,875,149
48,319,100	Global Logistic Properties, Ltd. (Singapore)	61,647,010
12,668,434	Henderson Land Development Co., Ltd. (Hong Kong)	75,057,803
7,357,967	Hysan Development Co., Ltd. (Hong Kong)	33,964,737
9,494,070	Inmobiliaria Colonial SA (Spain)	67,045,779
2,478,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	36,999,619
11,410,034	Westfield Corp., REIT (Australia)	77,248,477
10,453,500	Wheelock & Co., Ltd. (Hong Kong)	64,563,139
		645,433,660
	Retail-Building Products - 2.30%
535,230	Lowe’s Cos., Inc.	35,673,079
3,653,991	Tenon, Ltd. (New Zealand) (e)	6,636,922
		42,310,001
	U.S. Homebuilder - 3.97%
1,753,093	Lennar Corp., Class A	73,086,447
	U.S. Real Estate Investment Trusts - 12.23%
1,708,231	First Industrial Realty Trust, Inc.	45,114,381
4,233,217	Forest City Realty Trust, Inc., Class A	91,395,155
256,562	Macerich Co. (The)	18,159,458
979,769	Parkway, Inc. (d)	17,655,439
569,094	Vornado Realty Trust	52,800,541
		225,124,974
	U.S. Real Estate Operating Companies - 4.48%
1,006,100	Kennedy-Wilson Holdings, Inc.	20,725,660
941,627	Tejon Ranch Co. (d)	21,035,947
4,206,286	Trinity Place Holdings, Inc. (d)(e)(f)	40,632,712
		82,394,319
	Total Common Stocks & Warrants (Cost $1,216,328,719)	1,621,383,530
Preferred Stocks - 1.96%
	Non-U.S. Real Estate Operating Companies - 1.96%
294,770	Concrete Investment II SCA (Luxembourg) (d)	36,079,757
	Total Preferred Stocks (Cost $41,943,570)	36,079,757

Units

Private Equities - 5.10%
	U.S. Real Estate Operating Companies - 5.10%
28,847,217	FivePoint Holdings, LLC, Class A Units (d)(e)	93,753,455
	Total Private Equities (Cost $75,516,192)	93,753,455

The accompanying notes are an integral part of the financial statements.

20

Third Avenue Trust

Third Avenue Real Estate Value Fund

Portfolio of Investments (continued)

at October 31, 2016

Notional Amount($)	Security†	Value (Note 1)

Purchased Options - 0.01%
	Foreign Currency Call Options - 0.01%
380,000,000	U.S. Currency, strike 8.1400 HKD, expire 8/1/17 (d)	$209,532
	Total Purchased Options (Cost $1,282,500)	209,532
	Total Investment Portfolio - 95.36% (Cost $1,339,278,280)	1,754,924,233
	Other Assets less Liabilities - 4.64% (g)	85,464,743
	NET ASSETS - 100.00%	$1,840,388,976

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities or cash at the discretion of the issuer.
(c)	Variable rate security. The rate disclosed is in effect as of October 31, 2016.
(d)	Non-income producing security.
(e)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(f)	Security subject to restrictions on resale.

				Market
		Acquisiton		Value
Shares	Issuer	Date	Cost	Per Unit
4,206,286	Trinity Place Holdings, Inc.	10/2/13 - 11/30/15	$18,498,824	$9.66
At October 31, 2016, the restricted security had a total market value of $40,632,712 or 2.21% of net assets.

(g)	Includes restricted cash pledged to and received from counterparties as collateral management for forward foreign currency contracts and options.
†	U.S. issuer unless otherwise noted.
EUR:	Euro.
HKD:	Hong Kong Dollar.
REIT:	Real Estate Investment Trust.

Country Concentration
% of
Net Assets
United States	45.22%
Hong Kong	16.86
United Kingdom	12.54
Singapore	6.33
Australia	4.20
Canada	4.05
Spain	3.64
Luxembourg	1.97
New Zealand	0.36
Germany	0.19
Total	95.36%

Schedule of Forward Foreign Currency Contracts

		Settlement	Settlement	Value at	Unrealized
Contracts to Sell Counterparty		Date	Value	10/31/16	Depreciation
48,633,000 EUR	Goldman Sachs & Co.	11/29/16	$53,143,448	$53,448,946	$(305,498)
48,633,000 EUR	Morgan Stanley & Co. LLC	11/29/16	53,143,424	53,448,946	(305,522)
					$(611,020)

The accompanying notes are an integral part of the financial statements.

21

Third Avenue Trust

Third Avenue International Value Fund

Portfolio Management Discussion

October 31, 2016 (Unaudited)

At October 31, 2016, the audited net asset values attributable to each of the 286,394 common shares outstanding of the Third Avenue International Value Fund Investor Class and 7,962,485 common shares outstanding of the Third Avenue International Value Fund Institutional Class were $15.59 and $15.59 per share, respectively. This compares with audited net asset values at October 31, 2015 of $15.09 and $15.06 per share, respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods
		ended October 31, 2016
	One Year ended	Three	Five	Ten	Since
	10/31/16	Year	Year	Year	Inception
Third Avenue International Value Fund Investor Class†	3.44%	(5.11%)	2.66%	N/A	1.96%
Third Avenue International Value Fund Institutional Class^	3.66%	(4.89%)	2.90%	0.61%	6.93%
MSCI All Country World ex US Index‡	0.72%	(1.04%)	4.11%	2.07%	3.44%

†	Investor Class commenced investment operations on December 31, 2009.
^	Institutional Class commenced investment operations on December 31, 2001.
‡	The date used to calculate the Since Inception performance for the index is the inception date of the Investor Class.

For the fiscal year period ending October 31, 2016, the Third Avenue International Value Fund (the “Fund”) returned 3.44% and 3.66% for the Investor and Institutional share classes, respectively. The Fund outperformed its benchmark, the MSCI All Country World ex US Index, which returned 0.72% over the same period.

The three largest contributors in the Fund during the fiscal year were Cosan Ltd., Arcos Dorados Holdings, Inc. and Prosegur Cia de Seguridad S.A. Each of these companies have a majority of their operations located in Latin America. Cosan is a Brazilian industrial conglomerate with a variety of exceptional and resilient businesses that the Fund purchased in the latter half of 2015. Cosan operates one of Brazil’s largest fuel distribution businesses in partnership with Shell. The company is also the largest producer of sugar and ethanol in Brazil and, through a separate publicly-listed entity, controls one of the largest natural gas distribution businesses in Brazil. The company is controlled and operated by a team of extremely competent and experienced executives who built the company from a very small scale over decades.

Detractors to performance during the fiscal year include Rubicon, Ltd., Petroleum Geo-Services ASA (PGS) and Vard Holdings, Ltd. PGS is a Norwegian offshore seismic company. The offshore seismic industry is a niche within the oil service industry. PGS has a balance sheet that is far superior to that of its peers offering a relative competitive strength. While performance detracted during the fiscal year, we maintain our positive long-term view of the company.

Over the year, the Fund added three investments and sold five investments. Two of the more recent dispositions were in German companies. During recent quarters, Leoni AG underwent a management reshuffle and subsequently suffered a series of operational missteps. We voiced our discontent with the nature of the management changes immediately after they were implemented and viewed the operating missteps as a lack of adequate controls, causing us to lose what remained of our confidence in management. We sold our entire position. Separately, we sold our entire position in Telefonica Deutschland Holding AG, which we continue to view as an attractive proposition, though less attractive than other opportunities available to the Fund.

The Fund strategy employs a high conviction investment approach, with a strong commitment to finding unique sources of value. As a result, the Portfolio is highly concentrated and heavily populated by names that are not found in broad based indices, as evidenced by its high active share relative to the MSCI All Country World ex US Index. The current portfolio offers very attractive valuations relative to the index, as well as exposure to numerous event-driven/special situation investments with low correlation to the market.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2016, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue International Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Past performance is no guarantee of future

22

Third Avenue Trust

Third Avenue International Value Fund

Portfolio Management Discussion (continued)

October 31, 2016 (Unaudited)

results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. Foreside Fund Services, LLC, Distributor.

If you should have any questions, or for updated information (including performance data current to the most recent month-end) or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The MSCI All Country World ex US Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

23

Third Avenue Trust

Third Avenue International Value Fund - Investor Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND – INVESTOR CLASS (TVIVX) AND THE MSCI ALL COUNTRY WORLD EX US INDEX FROM INCEPTION OF THE FUND (12/31/09) THROUGH OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	Since Inception (12/31/09)
3.44%	(5.11%)	2.66%	1.96%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

24

Third Avenue Trust

Third Avenue International Value Fund - Institutional Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND – INSTITUTIONAL CLASS (TAVIX) AND THE MSCI ALL COUNTRY WORLD EX US INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2016

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
3.66%	(4.89%)	2.90%	0.61%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25

Third Avenue Trust

Third Avenue International Value Fund

Industry Diversification

(Unaudited)

The summary of the Fund’s investments as of October 31, 2016 is as follow:

26

Third Avenue Trust

Third Avenue International Value Fund

Portfolio of Investments

at October 31, 2016

Principal Amount($)	Security†	Value (Note 1)

Corporate Bonds & Notes - 3.90%
	Oil & Gas Production & Services - 3.90%
5,800,000	Petroleum Geo-Services ASA, 7.375% due 12/15/18 (Norway) (a)	$5,017,000
	Total Corporate Bonds & Notes (Cost $5,382,019)	5,017,000

Shares

Common Stocks - 88.08%
	Agricultural Equipment - 3.17%
524,200	CNH Industrial N.V. (Netherlands)	4,078,276
	Automotive - 2.54%
45,922	Daimler AG (Germany)	3,272,185
	Building & Construction Products/Services - 6.04%
4,277,651	Tenon, Ltd. (New Zealand) (b)	7,769,705
	Capital Goods - 2.13%
48,132	Nexans S.A. (France) (c)	2,735,908
	Corporate Services - 3.02%
535,024	Prosegur Cia de Seguridad S.A. (Spain)	3,888,094
	Diversified Holding Companies - 8.58%
272,184	CK Hutchison Holdings, Ltd. (Hong Kong)	3,367,402
511,000	Cosan Ltd., Class A (Bermuda)	4,547,900
167,333	Leucadia National Corp.	3,124,107
		11,039,409
	Engineering & Construction - 5.16%
666,443	Amec Foster Wheeler PLC (United Kingdom)	3,647,943
27,120	Cie d’Entreprises CFE (Belgium)	2,987,532
		6,635,475
	Financials - 1.53%
331,441	BinckBank N.V. (Netherlands)	1,966,925
	Food & Beverage - 1.86%
623,275	C&C Group PLC (Ireland)	2,394,712
	Forest Products & Paper - 11.09%
365,600	Interfor Corp. (Canada) (c)	4,091,296
47,077,150	Rubicon, Ltd. (New Zealand) (b)(c)	7,742,897
81,043	Weyerhaeuser Co., REIT	2,425,617
		14,259,810
	Media - 3.69%
234,862	Vivendi S.A. (France)	4,749,062
	Metals & Mining - 11.00%
659,635	Antofagasta PLC (United Kingdom)	4,384,164
10,528,312	Capstone Mining Corp. (Canada) (c)	6,357,961
868,500	Lundin Mining Corp. (Canada) (c)	3,399,407
		14,141,532
	Oil & Gas Production & Services - 4.43%
1,428,760	Petroleum Geo-Services ASA (Norway) (c)	3,844,104
13,899,800	Vard Holdings, Ltd. (Singapore) (c)	1,858,302
		5,702,406
	Real Estate - 12.30%
1,094,650	Atrium European Real Estate, Ltd. (Jersey)	4,685,263
Shares	Security†	Value (Note 1)

	Real Estate (continued)
495,184	Cheung Kong Property Holdings, Ltd. (Hong Kong)	$3,668,124
3,184,000	Global Logistic Properties, Ltd. (Singapore)	4,062,246
325,600	Henderson Land Development Co., Ltd. (Hong Kong)	1,929,112
269,578	Millennium & Copthorne Hotels PLC (United Kingdom)	1,481,542
		15,826,287
	Retail & Restaurants - 5.56%
1,163,100	Arcos Dorados Holdings, Inc., Class A (British Virgin Islands) (c)	7,153,065
	Transportation Infrastructure - 5.98%
300,051	easyJet PLC (United Kingdom)	3,441,263
4,412,345	Santos Brasil Participacoes S.A. (Brazil)	4,243,703
		7,684,966
	Total Common Stocks (Cost $150,334,354)	113,297,817
	Total Investment Portfolio - 91.98% (Cost $155,716,373)	118,314,817
	Other Assets less Liabilities - 8.02%	10,311,242
	NET ASSETS - 100.00%	$128,626,059

Notes:

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

REIT: Real Estate Investment Trust.

Country Concentration

% of Net Assets
New Zealand	12.06%
Canada	10.77
United Kingdom	10.07
Hong Kong	6.97
Norway	6.89
France	5.82
British Virgin Islands	5.56
Netherlands	4.70
Singapore	4.60
United States	4.32
Jersey	3.64
Bermuda	3.54
Brazil	3.30
Spain	3.02
Germany	2.54
Belgium	2.32
Ireland	1.86
Total	91.98%

The accompanying notes are an integral part of the financial statements.

27

Third Avenue Trust

Statement of Assets and Liabilities

As of October 31, 2016

		Small-Cap	Real Estate	International
	Value Fund	Value Fund	Value Fund	Value Fund
Assets:
Investments at value (Notes 1 and 5):
Unaffiliated issuers†	$1,082,044,570	$284,635,820	$1,613,691,612	$102,802,215
Affiliated issuers‡	44,608,303	—	141,023,089	15,512,602
Total investments#	1,126,652,873	284,635,820	1,754,714,701	118,314,817
Cash	54,972,339	12,583,729	71,871,385	8,360,875
Dividends and interest receivable	3,140,541	366,320	1,612,572	2,198,605
Receivable for securities sold	3,516,685	2,386,851	57,864,306	129,652
Restricted cash pledged to counterparties for collateral management	—	—	650,000	—
Receivables for fund shares sold	23,591	7,133	545,193	2,220
Receivable from broker	430,000	—	—	—
Foreign currency at value^	—	—	286	4,193
Purchased foreign currency options*	—	—	209,532	—
Other assets	84,753	25,426	136,535	19,034
Total assets	1,188,820,782	300,005,279	1,887,604,510	129,029,396
Liabilities:
Payable for securities purchased	29,312,635	2,175,857	40,783,017	—
Payable for fund shares redeemed	1,047,437	127,450	3,004,993	136,342
Restricted cash received from counterparty for collateral management	—	—	342,000	—
Payable to Adviser (Note 3)	900,810	212,671	1,431,776	110,397
Unrealized depreciation on forward foreign currency contracts	—	—	611,020	—
Payable for shareholder servicing fees (Note 3)	110,445	25,873	200,187	10,705
Distribution fees payable (Note 6)	9,360	8,260	52,565	3,802
Payables to trustees and officers	24,685	5,115	44,943	2,707
Accrued expenses	308,869	139,032	315,033	132,134
Payable to broker	—	—	430,000	—
Taxes payable	442,940	—	—	7,250
Total liabilities	32,157,181	2,694,258	47,215,534	403,337
Net assets	$1,156,663,601	$297,311,021	$1,840,388,976	$128,626,059
Summary of net assets:
Capital stock, $0.001 par value,	$951,587,402	$214,109,669	$1,406,647,060	$176,025,701
Accumulated undistributed net investment income/(distributions in excess of net investment income)	22,343,547	(127,569)	7,843,367	(2,119,875)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	78,256,332	24,913,352	10,977,096	(7,576,765)
Net unrealized appreciation/(depreciation) on investments and translation of foreign currency denominated assets and liabilities	104,476,320	58,415,569	414,921,453	(37,703,002)
Net assets applicable to capital shares outstanding	$1,156,663,601	$297,311,021	$1,840,388,976	$128,626,059
Investor Class
Net assets	$14,414,635	$5,145,421	$243,501,918	$4,465,343
Outstanding shares of beneficial interest, unlimited number of shares authorized	282,001	247,785	8,251,884	286,394
Net asset value, offering and redemption price per share±	$51.12	$20.77	$29.51	$15.59
Institutional Class
Net assets	$1,142,248,966	$292,165,600	$1,596,887,058	$124,160,716
Outstanding shares of beneficial interest, unlimited number of shares authorized	22,299,198	13,929,311	53,720,436	7,962,485
Net asset value, offering and redemption price per share±	$51.22	$20.97	$29.73	$15.59
† Cost of unaffiliated issuers	$926,726,930	$226,163,129	$1,237,527,061	$134,577,675
‡ Cost of affiliated issuers	$95,393,999	$—	$100,468,719	$21,138,698
# Total cost	$1,022,120,929	$226,163,129	$1,337,995,780	$155,716,373
^ Cost of foreign currency	$—	$—	$286	$4,191
* Cost of purchased foreign currency options	$—	$—	$1,282,500	$—
± Redemption price is gross of redemption fees (Note 7)

The accompanying notes are an integral part of the financial statements.

28

Third Avenue Trust

Statement of Operations

For the Year Ended October 31, 2016

		Small-Cap	Real Estate	International
	Value Fund	Value Fund	Value Fund	Value Fund
Investment Income:
Dividends - unaffiliated issuers*	$27,820,841	$5,680,483	$38,261,493	$2,540,738
Dividends - affiliated issuers** (Note 5)	—	—	314,389	324,310
Interest - unaffiliated issuers	320,684	—	13,319	623,224
Interest - payment-in-kind unaffiliated issuers (Note 1)	—	—	316,753	—
Interest - payment-in-kind affiliated issuers (Notes 1 and 5)	1,389,417	—	—	—
Other income	102,435	—	72,315	—
Total investment income	29,633,377	5,680,483	38,978,269	3,488,272
Expenses:
Investment advisory fees (Note 3)	11,592,864	2,847,626	20,816,643	1,715,991
Shareholder servicing fees (Note 3)	1,309,999	338,999	2,600,001	162,999
Auditing and tax fees	153,231	82,732	102,486	82,389
Transfer agent fees	536,002	228,420	357,002	184,002
Reports to shareholders	163,999	40,501	343,000	21,999
Accounting fees	135,098	55,359	224,801	69,307
Administration fees (Note 3)	70,846	17,402	127,213	7,551
Custodian fees	64,208	9,729	290,812	36,671
Trustees’ and officers’ fees and expenses	250,379	59,323	488,396	26,299
Insurance	207,288	50,671	388,266	23,391
Legal fees	110,999	25,999	221,999	10,401
Distribution fees (Note 6)	44,865	15,282	789,506	11,341
Registration and filing fees	44,265	35,861	89,688	37,465
Miscellaneous	143,000	24,500	177,208	85,234
Total expenses	14,827,043	3,832,404	27,017,021	2,475,040
Less: Expenses waived (Note 3)	—	(171,158)	—	(538,118)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(35,208)	(7,330)	(41,814)	(3,671)
Net expenses	14,791,835	3,653,916	26,975,207	1,933,251
Net investment income	14,841,542	2,026,567	12,003,062	1,555,021
Realized and unrealized gain/(loss) on investments, written options, and foreign currency transactions:
Net realized gain/(loss) on investments - unaffiliated issuers	48,428,014	27,350,846	33,393,933	(8,467,404)
Net realized gain on investments - affiliated issuers	6,901	—	14,634	2,251,468
Net realized gain on written equity options	92,481	—	—	—
Net realized gain/(loss) on foreign currency transactions	(118,174)	142	5,963,883	(102,974)
Net change in unrealized appreciation/(depreciation) on investments	(64,049,183)	(13,772,358)	(133,664,849)	4,080,231
Net change in unrealized appreciation on written equity options	666	—	—	—
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(13,350)	(5,168)	(4,591,822)	26,723
Net change in unrealized appreciation on deferred taxes	—	—	—	5,862
Net gain/(loss) on investments and foreign currency transactions	(15,652,645)	13,573,462	(98,884,221)	(2,206,094)
Net increase/(decrease) in net assets resulting from operations	$(811,103)	$15,600,029	$(86,881,159)	$(651,073)
* Net of foreign withholding taxes of	$977,717	$—	$1,828,578	$190,566
** Net of foreign withholding taxes of	$—	$—	$55,480	$57,231

The accompanying notes are an integral part of the financial statements.

29

Third Avenue Trust

Statement of Changes in Net Assets

	Value Fund		Small-Cap Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Operations:
Net investment income/(loss)	$14,841,542	$14,497,298	$2,026,567	$(776,245)
Net realized gain	48,409,222	115,378,820	27,350,988	50,575,553
Net change in unrealized appreciation/(depreciation)	(64,061,867)	(193,686,655)	(13,777,526)	(52,752,310)
Net increase/(decrease) in net assets resulting from operations	(811,103)	(63,810,537)	15,600,029	(2,953,002)
Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(309,798)	(1,186,004)	—	—
Institutional Class	(22,539,852)	(78,815,872)	—	—
Net realized gains:
Investor Class	(1,659,569)	(603,699)	(1,115,615)	(2,033,716)
Institutional Class	(96,040,894)	(37,196,364)	(46,384,578)	(98,965,533)
Decrease in net assets from dividends and distributions	(120,550,113)	(117,801,939)	(47,500,193)	(100,999,249)
Capital Share Transactions:
Proceeds from sale of shares	17,208,028	38,010,116	6,657,754	13,806,220
Net asset value of shares issued in reinvestment of dividends and distributions	116,333,170	109,844,922	46,419,821	97,559,755
Redemption fees	8,925	8,120	1,725	1,757
Cost of shares redeemed	(541,257,635)	(446,008,324)	(121,688,598)	(129,545,870)
Net decrease in net assets resulting from capital share transactions	(407,707,512)	(298,145,166)	(68,609,298)	(18,178,138)
Net decrease in net assets	(529,068,728)	(479,757,642)	(100,509,462)	(122,130,389)
Net assets at beginning of period	1,685,732,329	2,165,489,971	397,820,483	519,950,872
Net assets at end of period*	$1,156,663,601	$1,685,732,329	$297,311,021	$397,820,483
* Including accumulated undistributed net investment income/(distributions in excess of net investment income) of	$22,343,547	$24,844,336	$(127,569)	$(3,626,380)

The accompanying notes are an integral part of the financial statements.

30

Third Avenue Trust

Statement of Changes in Net Assets

	Real Estate Value Fund		International Value Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Operations:
Net investment income	$12,003,062	$3,441,088	$1,555,021	$2,100,564
Net realized gain/(loss)	39,372,450	170,690,075	(6,318,910)	14,735,072
Net change in unrealized appreciation/(depreciation)	(138,256,671)	(136,963,908)	4,112,816	(33,208,724)
Net increase/(decrease) in net assets resulting from operations	(86,881,159)	37,167,255	(651,073)	(16,373,088)
Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(1,877,632)	(5,176,771)	—	(704,920)
Institutional Class	(19,925,485)	(44,946,068)	(331,431)	(21,445,285)
Net realized gains:
Investor Class	(19,638,175)	(7,373,691)	(76,680)	—
Institutional Class	(132,429,662)	(55,424,653)	(2,282,943)	—
Decrease in net assets from dividends and distributions	(173,870,954)	(112,921,183)	(2,691,054)	(22,150,205)
Capital Share Transactions:
Proceeds from sale of shares	304,661,847	1,052,314,450	4,242,388	10,309,129
Net asset value of shares issued in reinvestment of dividends and distributions	164,892,407	106,285,274	2,618,813	21,124,596
Redemption fees	105,529	83,278	4,198	9,521
Cost of shares redeemed	(1,833,310,328)	(852,820,440)	(76,397,119)	(143,183,983)
Net increase/(decrease) in net assets resulting from capital share transactions	(1,363,650,545)	305,862,562	(69,531,720)	(111,740,737)
Net increase/(decrease) in net assets	(1,624,402,658)	230,108,634	(72,873,847)	(150,264,030)
Net assets at beginning of period	3,464,791,634	3,234,683,000	201,499,906	351,763,936
Net assets at end of period*	$1,840,388,976	$3,464,791,634	$128,626,059	$201,499,906
* Including accumulated undistributed net investment income/(distributions in excess of net investment income) of	$7,843,367	$2,348,429	$(2,119,875)	$(3,143,658)

The accompanying notes are an integral part of the financial statements.

31

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Investor Class:
Net asset value, beginning of period	$54.22	$59.54	$57.73	$48.47	$44.00
Income/(loss) from investment operations:
Net investment income@	0.41 ‡	0.29	1.39 ±	0.61 **	0.27
Net gain/(loss) on investment transactions (both realized and unrealized)	0.38 [1]	(2.46)[1]	2.22 [1]	9.89 [1]	4.99 [2]
Total from investment operations	0.79	(2.17)	3.61	10.50	5.26
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.61)	(2.09)	(1.80)	(1.24)	(0.79)
Distributions from net realized gain	(3.28)	(1.06)	—	—	—
Total dividends and distributions	(3.89)	(3.15)	(1.80)	(1.24)	(0.79)
Net asset value, end of period	$51.12	$54.22	$59.54	$57.73	$48.47
Total return[3]	1.74%	(3.90%)	6.45%	22.07%	12.36%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,415	$28,963	$33,936	$36,811	$25,796
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.40%	1.34%	1.33%	1.35%	1.36%
After fee waivers/expense offset arrangement/recovery[4]	1.39%	1.34%	1.32%	1.35%†	1.40%†
Ratio of net investment income to average net assets	0.83%‡	0.52%	2.36%±	1.15%**	0.61%
Portfolio turnover rate	17%	24%	31%	21%	16%

1	Includes redemption fees of less than $0.01 per share.
2	Includes redemption fees of $0.01 per share.
3	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
4	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.19 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.43%.
±	Investment income per share reflects special dividends received during the period which amounted to $0.41 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.67%.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.44 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.33%.
†	The Adviser recovered a portion of its previously waived fees.

The accompanying notes are an integral part of the financial statements.

32

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Institutional Class:
Net asset value, beginning of period	$54.35	$59.69	$57.86	$48.53	$44.08
Income/(loss) from investment operations:
Net investment income@	0.57 ‡	0.43	1.53 ±	0.77 **	0.37
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	0.35	(2.46)	2.23	9.87	4.98
Total from investment operations	0.92	(2.03)	3.76	10.64	5.35
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.77)	(2.25)	(1.93)	(1.31)	(0.90)
Distributions from net realized gain	(3.28)	(1.06)	—	—	—
Total dividends and distributions	(4.05)	(3.31)	(1.93)	(1.31)	(0.90)
Net asset value, end of period	$51.22	$54.35	$59.69	$57.86	$48.53
Total return[2]	2.00%	(3.64%)	6.70%	22.40%	12.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,142,249	$1,656,769	$2,131,554	$2,594,637	$2,601,961
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.15%	1.09%	1.08%	1.10%	1.11%
After fee waivers/expense offset arrangement/recovery[3]	1.14%	1.09%	1.07%	1.10%†	1.15%†
Ratio of net investment income to average net assets	1.16%‡	0.76%	2.61%±	1.45%**	0.83%
Portfolio turnover rate	17%	24%	31%	21%	16%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.19 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.76%.
±	Investment income per share reflects special dividends received during the period which amounted to $0.41 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.92%.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.44 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.63%.
†	The Adviser recovered a portion of its previously waived fees.

The accompanying notes are an integral part of the financial statements.

33

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Investor Class:
Net asset value, beginning of period	$22.28	$28.18	$28.10	$22.13	$20.25
Income/(loss) from investment operations:
Net investment income/(loss)@	0.08 ‡	(0.10)	(0.11)	0.06 **	(0.04)
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	1.17	(0.19)	1.96	6.57	2.01
Total from investment operations	1.25	(0.29)	1.85	6.63	1.97
Less dividends and distributions to shareholders:
Dividends from net investment income	—	—	—	(0.16)	(0.02)
Distributions from net realized gain	(2.76)	(5.61)	(1.77)	(0.50)	(0.07)
Total dividends and distributions	(2.76)	(5.61)	(1.77)	(0.66)	(0.09)
Net asset value, end of period	$20.77	$22.28	$28.18	$28.10	$22.13
Total return[2]	6.71%	(1.49%)	6.85%	30.74%	9.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,145	$9,379	$9,898	$11,995	$8,216
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.45%	1.39%	1.35%	1.37%	1.38%
After fee waivers/expense offset arrangement/recovery[3]	1.40%#	1.39%	1.35%	1.37%	1.38%†
Ratio of net investment income/(loss) to average net assets	0.39%‡	(0.42%)	(0.41%)	0.25%**	(0.18%)
Portfolio turnover rate	20%	29%	40%	39%	33%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income/(loss) to average net assets would have been (0.17%).
**	Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income/(loss) to average net assets would have been (0.18%).
†	The Adviser recovered a portion of its previously waived fees.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

34

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Institutional Class:
Net asset value, beginning of period	$22.42	$28.27	$28.16	$22.18	$20.30
Income/(loss) from investment operations:
Net investment income/(loss)@	0.13 ‡	(0.04)	(0.05)	0.15 **	0.01
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	1.18	(0.20)	1.97	6.54	2.01
Total from investment operations	1.31	(0.24)	1.92	6.69	2.02
Less dividends and distributions to shareholders:
Dividends from net investment income	—	—	(0.04)	(0.21)	(0.07)
Distributions from net realized gain	(2.76)	(5.61)	(1.77)	(0.50)	(0.07)
Total dividends and distributions	(2.76)	(5.61)	(1.81)	(0.71)	(0.14)
Net asset value, end of period	$20.97	$22.42	$28.27	$28.16	$22.18
Total return[2]	6.95%	(1.27%)	7.09%	31.05%	9.99%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$292,166	$388,441	$510,053	$667,712	$641,684
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.21%	1.14%	1.10%	1.12%	1.13%
After fee waivers/expense offset arrangement/recovery[3]	1.15%#	1.14%	1.10%	1.12%	1.13%†
Ratio of net investment income/(loss) to average net assets	0.65%‡	(0.16%)	(0.17%)	0.62%**	0.07%
Portfolio turnover rate	20%	29%	40%	39%	33%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.09%.
**	Investment income per share reflects special dividends received during the period which amounted to $0.11 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.19%.
†	The Adviser recovered a portion of its previously waived fees.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

35

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue Real Estate Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Investor Class:
Net asset value, beginning of period	$31.14	$31.84	$29.40	$26.53	$21.40
Income/(loss) from investment operations:
Net investment income/(loss)@	0.08 ‡	(0.04)	0.50 ±	0.10	0.16
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(0.18)	0.41	2.60	4.99	4.97
Total from investment operations	(0.10)	0.37	3.10	5.09	5.13
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.13)	(0.44)	(0.26)	(0.84)	—
Distributions from net realized gain	(1.40)	(0.63)	(0.40)	(1.38)	—
Total dividends and distributions	(1.53)	(1.07)	(0.66)	(2.22)	—
Net asset value, end of period	$29.51	$31.14	$31.84	$29.40	$26.53
Total return[2]	(0.21%)	1.12%	10.84%	20.61%	23.97%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$243,502	$438,506	$367,834	$145,169	$60,684
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.38%	1.35%	1.34%	1.34%	1.34%
After fee waivers/expense offset arrangement/recovery[3]	1.38%	1.35%	1.33%	1.33%	1.34%
Ratio of net investment income/(loss) to average net assets	0.28%‡	(0.11%)	1.63%±	0.36%	0.68%
Portfolio turnover rate	20%	17%	14%	13%	4%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.09 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been (0.04%).
±	Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.43%.

The accompanying notes are an integral part of the financial statements.

36

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue Real Estate Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Institutional Class:
Net asset value, beginning of period	$31.36	$32.05	$29.56	$26.66	$21.45
Income/(loss) from investment operations:
Net investment income@	0.16 ‡	0.04	0.56 ±	0.18	0.22
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(0.18)	0.41	2.63	4.99	4.99
Total from investment operations	(0.02)	0.45	3.19	5.17	5.21
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.21)	(0.51)	(0.30)	(0.89)	—
Distributions from net realized gain	(1.40)	(0.63)	(0.40)	(1.38)	—
Total dividends and distributions	(1.61)	(1.14)	(0.70)	(2.27)	—
Net asset value, end of period	$29.73	$31.36	$32.05	$29.56	$26.66
Total return[2]	0.05%	1.37%	11.11%	20.87%	24.29%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,596,887	$3,026,286	$2,866,849	$2,010,557	$1,689,612
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.13%	1.10%	1.09%	1.09%	1.09%
After fee waivers/expense offset arrangement/recovery[3]	1.13%	1.10%	1.08%	1.08%	1.09%
Ratio of net investment income to average net assets	0.56%‡	0.13%	1.82%±	0.65%	0.96%
Portfolio turnover rate	20%	17%	14%	13%	4%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.
@	Calculated based on the average number of shares outstanding during the period.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.09 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.24%.
±	Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.62%.

The accompanying notes are an integral part of the financial statements.

37

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue International Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Investor Class:
Net asset value, beginning of period	$15.29	$17.58	$19.96	$16.14	$15.29
Income/(loss) from investment operations:
Net investment income@	0.13	0.08	0.39 ±	0.25 **	0.08
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	0.37	(1.26)	(2.55)	3.68	0.99
Total from investment operations	0.50	(1.18)	(2.16)	3.93	1.07
Less dividends and distributions to shareholders:
Dividends from net investment income	—	(1.11)	(0.22)	(0.11)	(0.22)
Distributions from net realized gain	(0.20)	—	—	—	—
Total dividends and distributions	(0.20)	(1.11)	(0.22)	(0.11)	(0.22)
Net asset value, end of period	$15.59	$15.29	$17.58	$19.96	$16.14
Total return[2]	3.44%	(7.24%)	(10.96%)	24.49%	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$4,465	$5,977	$12,266	$35,013	$18,533
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	2.04%	1.86%	1.71%	1.69%	1.69%
After fee waivers and expense offset arrangement3, #	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	0.90%	0.50%	1.99%±	1.37%**	0.53%
Portfolio turnover rate	15%	25%	22%	11%	20%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.65%.
@	Calculated based on the average number of shares outstanding during the period.
±	Investment income per share reflects special dividends received during the period which amounted to $0.12 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.39%.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.15 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.53%.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

38

Third Avenue Trust

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Third Avenue International Value Fund
	Years Ended October 31,
	2016	2015	2014	2013	2012

Institutional Class:
Net asset value, beginning of period	$15.29	$17.63	$20.00	$16.16	$15.33
Income/(loss) from investment operations:
Net investment income@	0.16	0.13	0.43 ±	0.25 **	0.12
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	0.37	(1.27)	(2.54)	3.74	0.97
Total from investment operations	0.53	(1.14)	(2.11)	3.99	1.09
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.03)	(1.20)	(0.26)	(0.15)	(0.26)
Distributions from net realized gain	(0.20)	—	—	—	—
Total dividends and distributions	(0.23)	(1.20)	(0.26)	(0.15)	(0.26)
Net asset value, end of period	$15.59	$15.29	$17.63	$20.00	$16.16
Total return[2]	3.66%	(6.97%)	(10.79%)	24.89%	7.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$124,161	$195,523	$339,498	$1,223,107	$1,176,256
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.79%	1.61%	1.46%	1.44%	1.44%
After fee waivers and expense offset arrangement3, #	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	1.14%	0.82%	2.19%±	1.40%**	0.80%
Portfolio turnover rate	15%	25%	22%	11%	20%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
@	Calculated based on the average number of shares outstanding during the period.
±	Investment income per share reflects special dividends received during the period which amounted to $0.12 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.59%.
**	Investment income per share reflects a special dividend received during the period which amounted to $0.15 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.56%.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

39

Third Avenue Trust

Notes to Financial Statements

October 31, 2016

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of the following non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund (each a “Fund” and, collectively, the “Funds”). The Trust also contains the Third Avenue Focused Credit Fund, a separate non-diversified investment series of the Trust, whose financial statements are presented separately. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its long-term capital appreciation objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

Third Avenue Small-Cap Value Fund seeks to achieve its long-term capital appreciation objective mainly by acquiring equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) small companies at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, the Fund expects to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period (as measured each calendar quarter end) of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data). The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Fund invests in both domestic and foreign securities.

Third Avenue Real Estate Value Fund seeks to achieve its long-term capital appreciation objective primarily by investing in equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) real estate and real estate-related companies, or in companies which own significant real estate assets or derive a significant portion of gross revenues or net profits from real estate-related companies at the time of investment (“real estate companies”). The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of real estate and real estate-related companies. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate or real estate-related companies that the Adviser believes have above-average yield potential. The Fund invests in both domestic and foreign securities.

Third Avenue International Value Fund seeks to achieve its long-term capital appreciation objective primarily by acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries and, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued.

Because of the Funds’ disciplined and deliberate investing approach, there may be times when a Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

Accounting policies:

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the

40

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”), and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their NAVs. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in the valuation process determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At October 31, 2016, such securities had a total fair value of $17,415,002 or 1.51% of net assets of Third Avenue Value Fund, and $3,497,959 or 0.19% of net assets of Third Avenue Real Estate Value Fund. There were no fair valued securities for Third Avenue Small-Cap Value Fund and Third Avenue International Value Fund at October 31, 2016. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•    Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

•     Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•     Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

41

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks, and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Written and Purchased)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

42

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

The following is a Summary by Level of Inputs used to value the Funds’ investments as of October 31, 2016:

	Third Avenue Value Fund		Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund
Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$79,006,151		$—	$—	$—
Diversified Holding Companies	119,078,900		—	—	11,039,409
Retail-Building Products	—		—	35,673,079	—
Other**	886,155,945		281,359,945	1,579,073,529	94,488,703
Total for Level 1 Securities	1,084,240,996		281,359,945	1,614,746,608	105,528,112
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks:
Building & Construction Products/Services	—		—	—	7,769,705
Diversified Holding Companies	—		3,275,875	—	—
Retail-Building Products	—		—	6,636,922	—
Corporate Bonds & Notes	—		—	—	5,017,000
Purchased Options:
Foreign Currency Call Options	—		—	209,532	—
Short-Term Investments:
U.S. Government Obligations	24,996,875		—	—	—
Total for Level 2 Securities	24,996,875		3,275,875	6,846,454	12,786,705
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Consumer Products	—	*	—	—	—
Limited Partnerships:
Insurance & Reinsurance	12,217		—	—	—
Preferred Stocks:
Non-U.S. Real Estate Operating Companies	—		—	36,079,757	—
Corporate Bonds & Notes	17,402,785		—	—	—
Term Loans	—		—	3,497,959	—
Private Equities:
U.S. Real Estate Operating Companies	—		—	93,753,455	—
Total for Level 3 Securities	17,415,002		—	133,331,171	—
Total Value of Investments	$1,126,652,873		$284,635,820	$1,754,924,233	$118,314,817
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts - Liabilities	$—		$—	$(611,020)	$—
Total Value or Appreciation/(Depreciation) of Other Financial Instruments	$—		$—	$(611,020)	$—

†	The value of securities that were transferred from Level 2 to Level 1 for Third Avenue International Value Fund was $12,691,710. The transfer was due to the availability of quoted prices in active markets at period end.
*	Investments fair valued at zero.
**	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

43

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund

	Common Stocks		Corporate Bonds & Notes	Limited Partnerships	Total
Balance as of 10/31/15 (fair value)
Consumer Products	$—	*	$15,069,133	$—	$15,069,133
Financial Insurance	389,302		—	—	389,302
Insurance & Reinsurance	—		—	34,315	34,315
Payment-in-kind
Consumer Products	—		1,389,417	—	1,389,417
Sales
Financial Insurance	(595,147)		—	—	(595,147)
Net change in unrealized gain/(loss)
Consumer Products	—		944,235	—	944,235
Financial Insurance	37,323,211		—	—	37,323,211
Insurance & Reinsurance	—		—	(22,098)	(22,098)
Net realized gain/(loss)
Financial Insurance	(37,117,366)		—	—	(37,117,366)
Balance as of 10/31/16 (fair value)
Consumer Products	—	*	17,402,785	—	17,402,785
Financial Insurance	—		—	—	—
Insurance & Reinsurance	—		—	12,217	12,217
Total	$—		$17,402,785	$12,217	$17,415,002
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2016:	$—	*	$944,235	$(22,098)	$922,137

*	Investments fair valued at zero.

Third Avenue Real Estate Value Fund

	Common Stocks	Preferred Stocks	Private Equities	Term Loans	Total
Balance as of 10/31/15 (fair value)
Non-U.S. Real Estate Operating Companies	$—	$38,086,911	$—	$3,213,452	$41,300,363
U.S. Real Estate Operating Companies	19,909,988	—	109,980,014	—	129,890,002
Payment-in-kind
Non-U.S. Real Estate Operating Companies	—	—	—	316,753	316,753
Sales
Non-U.S. Real Estate Operating Companies	—	—	—	(25,591)	(25,591)
Net change in unrealized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	(2,007,154)	—	(247)	(2,007,401)
U.S. Real Estate Operating Companies	—	—	(16,226,559)	—	(16,226,559)
Net realized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	—	—	(6,408)	(6,408)
Transfer out of Level 3^
U.S. Real Estate Operating Companies	(19,909,988)	—	—	—	(19,909,988)
Balance as of 10/31/16 (fair value)
Non-U.S. Real Estate Operating Companies	—	36,079,757	—	3,497,959	39,577,716
U.S. Real Estate Operating Companies	—	—	93,753,455	—	93,753,455
Total	$—	$36,079,757	$93,753,455	$3,497,959	$133,331,171
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2016:	$—	$(2,007,154)	$(16,226,559)	$(247)	$(18,233,960)

^	Transfers in/(out of) Level 3 are recorded utilizing values as of the beginning of the period. The transfers are due to increase/decrease in trading activities at period end.
44

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

Third Avenue Value Fund	Fair Value at 10/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Corporate Bonds	$17,403	Book Value	Restructuring value	$71.90
Other (a)	12
	$17,415
Third Avenue Real Estate Value Fund	Fair Value at 10/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Private Equities	$93,753	Broker Quote	#	$3.25
Preferred Stocks	36,080	Broker Quote	#	$122.40
Term Loans	3,498	Book Value	Restructuring value	$109.77-$109.78
	$133,331

#	Valuation techniques and significant unobservable inputs used by third-party pricing vendors or brokers, such as those described in Note 1, were not provided to the Adviser. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Includes securities less than 0.50% of net assets within each respective Fund.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

Security transactions and investment income:

Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Funds become aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at market values using the foreign exchange rates at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the investments held.

Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of investments sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investments transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

45

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Payment-in-kind securities:

The Funds may invest in PIKs. PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended October 31, 2016, the total in-kind payments with respect to PIK securities that were received by the Third Avenue Value Fund in the amounts of $1,389,417 or 4.69% of total investment income are shown as a separate line item on the Statement of Operations.

Term loans:

The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2016.

Forward foreign currency contracts:

The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the year ended October 31, 2016, Third Avenue Real Estate Value Fund used forward foreign currency contracts for hedging foreign currency risks.

Option contracts:

The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currency to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments or foreign currency transactions.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options or foreign currency. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value

46

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

of the option.

During the year ended October 31, 2016, Third Avenue Value Fund used purchased options on equity to gain long exposure to the underlying instruments. Third Avenue Real Estate Value Fund used purchased options on foreign currency for hedging purposes and/or to protect against losses in foreign currencies.

During the year ended October 31, 2016, Third Avenue Value Fund used written call options on equities to enhance the yield of the Fund. Third Avenue Real Estate Value Fund used written call options on foreign currency for hedging purposes. As of October 31, 2016, the Third Avenue Value Fund no longer held any written options on equities and the Third Avenue Real Estate Value Fund no longer held any written options on foreign currency.

Summary of derivatives information:

The following tables present the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Third Avenue Real Estate Value Fund

Derivative Contract	Statement of Assets and Liabilities Location	Options	Forward Foreign Currency Contracts
Assets:
Foreign currency contracts	Purchased foreign currency options	$209,532	$—
Liabilities:
Foreign currency contracts	Unrealized depreciation on forward foreign currency contracts	$—	$(611,020)

The following tables present the effect of derivatives on the Statement of Operations during the year ended October 31, 2016, by primary risk exposure:

Third Avenue Value Fund

	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Purchased Options	Written Options	Total
Equity contracts	$(42,940)(a)	$92,481(b)	$49,541

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivative Contract	Written Options
Equity contracts	$666(c)

Third Avenue Real Estate Value Fund

	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Purchased Options	Written Options	Forward Foreign Currency Contracts	Total
Foreign currency contracts	$(131,156)(d)	$648,855(d)	$3,809,185(d)	$4,326,884

	Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivative Contract	Purchased Options	Written Options	Forward Foreign Currency Contracts	Total
Foreign currency contracts	$(1,838,233)(e)	$(233,285)(e)	$(2,424,520)(e)	$(4,496,038)

(a)	Included in “Net realized gain/(loss) on investments - unaffiliated issuers”.
(b)	Included in “Net realized gain on written equity options”.
(c)	Included in “Net change in unrealized appreciation on written equity options”.
(d)	Included in “Net realized gain/(loss) on foreign currency transactions”.
(e)	Included in “Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency”.
47

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Derivatives volume:

The tables below disclose the volume of the Funds’ forward foreign currency contracts and options activities during the year ended October 31, 2016 (amounts denominated in U.S. Dollars unless otherwise noted, except number of contracts). Please refer to the tables in the Summary of derivatives information for derivative-related gains and losses associated with volume activity (measured at each month-end).

	Third Avenue Value Fund	Third Avenue Real Estate Value Fund
OTC Equity Options:
Average Ending Value Written	30,387	—
Foreign Currency Options:
Average Notional Balance Purchased	—	20,769,231	AUD
Average Notional Balance Purchased	—	380,000,000
Average Notional Balance Written	—	20,769,231	AUD
Forward Foreign Currency Contracts:
Average Settlement Value Purchased	—	956,668
Average Settlement Value Sold	—	142,967,569
AUD: Australian Dollar

Floating rate obligations:

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by corporate issuers. The indices and prices upon which such securities can be based include interest rates and currency rates. Floating rate securities pay interest according to a coupon which is reset periodically.

Dividends and distributions to shareholders:

The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the Fund’s shareholders.

Income tax information:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and each Fund intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including capital gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Funds’ U.S. federal income tax returns for all open tax years (generally the current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Funds are subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired.

Expense allocation:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each series’ average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the series’ average net assets relative to the total average net assets of each series of the Trust and Third Avenue Variable Series Trust.

Share class accounting:

Investment income, common expenses and realized/unrealized gains/(losses) on investments are allocated to the two classes of shares of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

48

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Trustees’ and officers’ fees:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and the Associate Director of Compliance, to whom the Trust paid $345,420, including $46,399 from Third Avenue Focused Credit Fund, for the year ended October 31, 2016. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (“independent Trustee”) a fee of $5,000 for each meeting of the Board that each independent Trustee attends, in addition to reimbursing all independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays each independent Trustee an annual retainer of $65,000 (the lead independent Trustee receives an additional retainer of $12,000). The Trustees on the Audit Committee each receive $2,000 for each audit committee meeting and the audit committee chairman receives an annual retainer of $6,000. Effective March 2016, one of the Trustees now acts in an Advisory Trustee capacity. The Advisory Trustee receives an annual retainer of $32,500 and a fee at $2,500 for each Board meeting the Trustee attends.

2. INVESTMENTS

Purchases and sales/conversions:

The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940 as ownership of 5% or more of the outstanding voting securities of these issuers) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Third Avenue Value Fund
Affiliated	$1,389,417	$82,245
Unaffiliated	211,339,653	689,840,360
Third Avenue Small-Cap Value Fund
Unaffiliated	61,750,821	168,306,793
Third Avenue Real Estate Value Fund
Affiliated	13,750,444	2,290,324
Unaffiliated	437,169,100	1,740,601,643
Third Avenue International Value Fund
Affiliated	—	11,341,811
Unaffiliated	20,138,288	77,554,802

Written options transactions during the period are summarized as follows:

Third Avenue Value Fund

	Equity Options Written
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2015	3,171	$214,962
Options written	2,929	428,796
Options terminated in closing purchase transactions	(650)	(65,500)
Options exercised	(5,050)	(479,778)
Options expired	(400)	(98,480)
Options outstanding at October 31, 2016	—	$—
49

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Third Avenue Real Estate Value Fund

	Currency Options Written
	Notional Amount‡	Premiums Received
Options outstanding at October 31, 2015	88,000,000	$304,075
Options written	91,000,000	347,905
Options terminated in in closing purchase transactions	(42,000,000)	(190,909)
Options expired	(137,000,000)	(461,071)
Options outstanding at October 31, 2016	—	$—
‡	In Australian Dollars.

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide the annual advisory fees based on the total average daily net assets for the Funds which are indicated as below. These fees are calculated daily and paid monthly.

Fund	Annual Management Fee
Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%
Third Avenue International Value Fund	1.25%

Additionally, the Adviser pays certain expenses on behalf of the Funds which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds’ Chief Compliance Officer and Associate Director of Compliance and other miscellaneous expenses. At October 31, 2016, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund had amounts payable to the Adviser of $20,655, $4,680, $30,843, and $1,842 respectively, for reimbursement of expenses paid by the Adviser.

Until March 1, 2017 (subject to renewal), whenever each Fund’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceeds the expense limitation based on each Fund’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse each Fund in an amount equal to that excess. The expense limitations for each Fund are disclosed in its corresponding Financial Highlights. Below are the corresponding contingent liabilities to the Adviser in effect as of October 31, 2016:

			Expenses Waived through Fiscal Periods ending
		October 31, 2014	October 31, 2015	October 31, 2016
		Subject to Repayment until October 31,
Fund	Expiration Date	2017	2018	2019
Third Avenue Small-Cap Value Fund	2/28/2017	$—	$—	$171,158
Third Avenue International Value Fund	2/28/2017	517,819	547,840	538,118

The waived fees and reimbursed expenses may be paid to the Adviser during the following three-year period after the end of the fiscal year in which an expense is waived or reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause a Fund to exceed the expense limitations.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. Each

50

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Fund pays the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for such services. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $203,483, including $20,870 for Third Avenue Focused Credit Fund.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as shareholder servicing fees in the Statements of Operations. For the year ended October 31, 2016, such fees amounted to $1,309,999 for Third Avenue Value Fund, $338,999 for Third Avenue Small-Cap Value Fund, $2,600,001 for Third Avenue Real Estate Value Fund, and $162,999 for Third Avenue International Value Fund.

The Funds have an expense offset arrangement in connection with their custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. The following amounts are the reduction of expenses due to this arrangement for the year ended October 31, 2016. These amounts are reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statements of Operations.

Fund	Custody Credit
Third Avenue Value Fund	$35,208
Third Avenue Small-Cap Value Fund	7,330
Third Avenue Real Estate Value Fund	41,814
Third Avenue International Value Fund	3,671

4. LINE OF CREDIT

During 2016, the Trust and Third Avenue Variable Series Trust were participants in a single committed, unsecured $100,000,000 line of credit with The Bank of Nova Scotia, to be used only for temporary or emergency purposes. This commitment was terminated on April 20, 2016. The interest on the loan would be calculated at a variable rate based on the LIBOR, Federal Funds or Prime Rates. A commitment fee of 0.25% per annum of the available line of credit was charged, of which each participating series of the Trust and Third Avenue Variable Series Trust paid its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. The fee was paid quarterly in arrears and is included in “Miscellaneous” expenses in the Statement of Operations. As of October 31, 2016, there were no loans outstanding under the line of credit for the Funds.

51

Third Avenue Trust

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October 31, 2016

5. RELATED PARTY TRANSACTIONS

Investment in affiliates:

A summary of the Funds’ transactions in securities of affiliated issuers for the year ended October 31, 2016 is set forth below:

Third Avenue Value Fund

Name of Issuer:	Shares/ Principal Amount Held at Oct. 31, 2015	Gross Purchases and Additions		Gross Sales and Reductions		Shares/ Principal Amount Held at Oct. 31, 2016		Value at Oct. 31, 2016	Investment Income Nov. 1, 2015- Oct. 31, 2016
Cavco Industries, Inc.*	1,279,481	—		836,408		443,073		$40,939,945	$—
Home Products International, Inc.	526,368	—		—		526,368		—	—
Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17	22,814,735	1,389,417	[1]	—		24,204,15	[2]	17,402,785	1,389,417	[1]
Manifold Capital LLC*	37	—		37		—		—	—
Tejon Ranch Co.	1,221,894	—		4,100		1,217,794		27,205,518	—
Tejon Ranch Co., Warrants, expire 8/31/16*	200,255	—		200,255	[2]	—		—	—
Total Affiliates								$85,548,248	$1,389,417
[1]	PIK interest.
[2]	Share decrease due to corporate action.
*	As of October 31, 2016, no longer an affiliate.

Third Avenue Real Estate Value Fund

Name of Issuer:	Shares/ Units Held at Oct. 31, 2015	Gross Purchases and Additions		Gross Sales and Reductions	Shares/ Units Held at Oct. 31, 2016	Value at Oct. 31, 2016	Investment Income Nov. 1, 2015- Oct. 31, 2016
First Industrial Realty Trust, Inc.*	7,021,031	—		5,312,800	1,708,231	$45,114,381	$—
FivePoint Holdings, LLC, Class A Units	28,847,217	—		—	28,847,217	93,753,455	—
Tenon, Ltd.**	—	4,942,453		1,288,462	3,653,991	6,636,922	314,389
Trinity Place Holdings, Inc.**	3,369,445	836,841	[1]	—	4,206,286	40,632,712	—
Total Affiliates						$186,137,470	$314,389
[1]	Share increase due to corporate action.
*	As of October 31, 2016, no longer an affiliate.
**	As of October 31, 2015, not an affiliate.

Third Avenue International Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2015	Gross Purchases and Additions	Gross Sales and Reductions	Shares Held at Oct. 31, 2016	Value at Oct. 31, 2016	Investment Income Nov. 1, 2015- Oct. 31, 2016
Rubicon, Ltd.	56,796,558	—	9,719,408	47,077,150	$7,742,897	$—
Tenon, Ltd.	9,750,898	—	5,473,247	4,277,651	7,769,705	324,310
Total Affiliates					$15,512,602	$324,310

Certain employees of the Adviser serve as members of the board of directors of companies in which the Funds have investments. As a result of such service, for the year ended October 31, 2016, the Funds received the following board member fees from these companies that board members employed by the Adviser agreed to have paid directly to the benefit of the Funds. These fees are included in “Other Income” on the accompanying Statements of Operations.

Fund	Fees
Third Avenue Value Fund	$102,323
Third Avenue Real Estate Value Fund	72,078
52

Third Avenue Trust

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October 31, 2016

6. DISTRIBUTION EXPENSES

The Board has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that, as compensation for distribution and related services provided to Third Avenue Value Fund Investor Class (“TVFVX”), Third Avenue Small-Cap Value Fund Investor Class (“TVSVX”), Third Avenue Real Estate Value Fund Investor Class (“TVRVX”), and Third Avenue International Value Fund Investor Class (“TVIVX”), each Fund’s Investor Class accrues a fee calculated at the annual rate of 0.25% of average daily net assets of the class. Such fees may be paid to institutions that provide distribution services. The amount of fees paid during any period may be more or less than the cost of distribution and other services provided. Financial Industry Regulatory Authority rules impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

For the year ended October 31, 2016, distribution expenses were as follows:

Fund	Distribution Fees
Third Avenue Value Fund	$44,865
Third Avenue Small-Cap Value Fund	15,282
Third Avenue Real Estate Value Fund	789,506
Third Avenue International Value Fund	11,341

7. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value.

Transactions in capital stock of each class were as follows:

Third Avenue Value Fund

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	33,327	$1,650,130	80,064	$4,564,619
Shares Issued upon reinvestment of dividends and distributions	39,489	1,943,257	30,896	1,758,912
Shares redeemed*	(324,983)	(15,414,722)	(146,758)	(8,205,313)
Net decrease	(252,167)	$(11,821,335)	(35,798)	$(1,881,782)

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	320,705	$15,557,898	593,598	$33,445,497
Shares Issued upon reinvestment of dividends and distributions	2,324,998	114,389,913	1,898,244	108,086,010
Shares redeemed*	(10,829,026)	(525,833,988)	(7,716,816)	(437,794,891)
Net decrease	(8,183,323)	$(395,886,177)	(5,224,974)	$(296,263,384)
53

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Third Avenue Small-Cap Value Fund

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	26,055	$521,081	97,876	$2,380,380
Shares Issued upon reinvestment of dividends and distributions	58,070	1,106,819	88,642	2,021,921
Shares redeemed*	(257,343)	(4,821,200)	(116,738)	(2,749,020)
Net increase/(decrease)	(173,218)	$(3,193,300)	69,780	$1,653,281

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	315,774	$6,136,673	485,190	$11,425,840
Shares Issued upon reinvestment of dividends and distributions	2,358,829	45,313,002	4,170,137	95,537,834
Shares redeemed*	(6,067,099)	(116,865,673)	(5,374,897)	(126,795,093)
Net decrease	(3,392,496)	$(65,415,998)	(719,570)	$(19,831,419)

Third Avenue Real Estate Value Fund

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	2,334,996	$66,856,635	5,862,169	$186,764,845
Shares Issued upon reinvestment of dividends and distributions	738,578	21,352,283	390,789	12,259,047
Shares redeemed*	(8,903,248)	(251,954,820)	(3,723,575)	(117,704,165)
Net increase/(decrease)	(5,829,674)	$(163,745,902)	2,529,383	$81,319,727

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	8,221,550	$237,805,212	27,069,838	$865,549,605
Shares Issued upon reinvestment of dividends and distributions	4,941,140	143,540,124	2,983,065	94,026,227
Shares redeemed*	(55,937,866)	(1,581,249,979)	(23,007,435)	(735,032,997)
Net increase/(decrease)	(42,775,176)	$(1,199,904,643)	7,045,468	$224,542,835
54

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

Third Avenue International Value Fund

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	29,295	$412,928	69,961	$1,137,094
Shares Issued upon reinvestment of dividends and distributions	5,394	75,354	40,798	681,324
Shares redeemed*	(139,142)	(1,918,945)	(417,525)	(6,921,918)
Net decrease	(104,453)	$(1,430,663)	(306,766)	$(5,103,500)

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	291,318	$3,829,460	561,097	$9,172,035
Shares Issued upon reinvestment of dividends and distributions	182,457	2,543,459	1,227,087	20,443,272
Shares redeemed*	(5,300,685)	(74,473,976)	(8,259,316)	(136,252,544)
Net decrease	(4,826,910)	$(68,101,057)	(6,471,132)	$(106,637,237)

*	Redemption fees are netted with redemption amounts.

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund charge a redemption fee of 1%, 1%, 1%, and 2%, respectively, for shares redeemed or exchanged for shares of another series of the Trust within 60 days or less of the purchase date.

8. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

In 2016, the Third Avenue Focused Credit Fund became party to various derivative, securities class action and books and records lawsuits.

In 2016, the Adviser became party to various derivative and securities class action lawsuits.

9. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign Securities and Emerging Markets Risk:

Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

High Yield and Distressed Risk:

The Funds’ investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Funds to greater risks than if the Funds only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The

55

Third Avenue Trust

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October 31, 2016

Funds may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt Securities Risk:

The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, a Fund may not be able to readily sell debt securities at prices at or near their perceived value. If a Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of a Fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

Market Risk:

Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Funds will similarly fluctuate and you could lose money.

Liquidity Risk:

Liquidity risk exists when particular investments are difficult to sell. The Funds may not be able to sell these investments at the best prices or at the value the Funds place on them. In such a market, the value of such investments and a Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Counterparty risk:

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

At October 31, 2016, the Funds had counterparty concentration of credit risk primarily with Goldman, Sachs International, Morgan Stanley Capital Services LLC and UBS AG.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those

56

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Third Avenue Real Estate Value Fund

At October 31, 2016, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$209,532	$—
Forward Foreign Currency Contracts	—	611,020
Total derivative assets and liabilties in the Statement of Assets and Liabilities	209,532	611,020
Derivatives not subject to a master netting agreement or similiar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to a MNA	$209,532	$611,020

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2016:

Amount of
Assets
	Subject to a	Derivatives	Non-cash	Cash	Net Amount
	MNA by	Available	Collateral	Collateral	of Derivative
Counterparty	Counterparty	for Offset[1]	Received[2]	Received[2]	Assets[3]
UBS AG	$209,532	$—	$—	$(209,532)	$—

1	The amount of derviatives for offset is limited to the amount of assets and/or liabilites that are subject to a MNA.
2	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
3	Net amount represents the net amount receivable from the counterparty in the event of default.
57

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

The following tables present the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of October 31, 2016:

	Amount of
	Liabilities
	Subject to a	Derivatives	Non-cash	Cash	Net Amount
	MNA by	Available	Collateral	Collateral	of Derivative
Counterparty	Counterparty	for Offset[1]	Pledged[2]	Pledged[2]	Liabilities[3]
Goldman Sachs International	$305,498	$—	$—	$(305,498)	$—
Morgan Stanley Capital Services LLC	305,522	—	—	(305,522)	—
	$611,020	$—	$—	$(611,020)	$—

1	The amount of derviatives for offset is limited to the amount of assets and/or liabilites that are subject to a MNA.
2	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
3	Net amount represents the net amount payable to the counterparty in the event of default.

Loans and other direct debt instruments:

The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Cash concentration:

The Funds’ cash balances are held at a major regional U.S. bank. The Funds’ cash balances, which typically exceed Federal Deposit Insurance Corporation insurance coverage, subject the Funds to a concentration of credit risk. The Funds regularly monitor the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Off-balance sheet risk:

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Focused Investing:

The Funds hold relatively concentrated portfolios that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments. Concentrated positions may be difficult to liquidate.

10. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Funds from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded by the Funds on the ex-dividend date. In order to present accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and foreign currency transactions and capital stock on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, real estate investment trusts (“REITs”) and partnerships, the difference in the treatment of amortization of discount on certain debt instruments, certain derivative instruments and other book to tax adjustments. Net investment income (loss), net realized capital gain (loss) on investments and foreign currency transactions and net assets were not affected by these changes. For the year ended October 31, 2016, the adjustments were as follows:

58

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

			Increase/(Decrease)
			to Undistributed
			Net Realized Gain (Loss)
		Increase/(Decrease)	on Investments and
	Increase/(Decrease)	to Accumulated Net	Foreign Currency
	to Capital Stock	Investment Income (Loss)	Transactions
Third Avenue Value Fund	$—	$5,507,319	$(5,507,319)
Third Avenue Small-Cap Value Fund	—	1,472,244	(1,472,244)
Third Avenue Real Estate Value Fund	—	15,294,993	(15,294,993)
Third Avenue International Value Fund	(33,029)	(199,807)	232,836

The tax character of dividends and distributions paid during the year ended October 31, 2016 was as follows:

	Ordinary	Net
	Income	Capital Gains	Total
Third Avenue Value Fund	$20,160,573	$100,389,540	$120,550,113
Third Avenue Small-Cap Value Fund(a)	800,048	46,700,145	47,500,193
Third Avenue Real Estate Value Fund(a)	23,653,654	150,217,300	173,870,954
Third Avenue International Value Fund	243,534	2,447,520	2,691,054

The tax character of dividends and distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Ordinary	Net
	Income	Capital Gains	Total
Third Avenue Value Fund	$78,644,432	$39,157,507	$117,801,939
Third Avenue Small-Cap Value Fund(a)	11,449,218	89,550,031	100,999,249
Third Avenue Real Estate Value Fund	42,607,116	70,314,067	112,921,183
Third Avenue International Value Fund	22,150,205	—	22,150,205

At October 31, 2016 , the accumulated undistributed earnings on a tax basis were:

	Undistributed	Net
	Ordinary Income	Capital Gains
Third Avenue Value Fund(a)	$19,643,715	$71,533,818
Third Avenue Small-Cap Value Fund	1,374,411	25,342,334
Third Avenue Real Estate Value Fund	13,564,840	16,438,083
Third Avenue International Value Fund	807,885	—

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

(a) Includes short-term capital gains, which are taxed as ordinary income.

As of October 31, 2016, Third Avenue International Value Fund has a capital loss carryforward which should be available to offset certain capital gains generated in future years as follows:

Capital Losses incurred
in a post-enactment year	Short-Term	Long-Term	Total
Year-ended Oct. 31, 2016	$—	$6,463,286	$6,463,286

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment year”) to be carried forward for an unlimited period to the extent not utilized. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

59

Third Avenue Trust

Notes to Financial Statements (continued)

October 31, 2016

The U.S. federal income tax basis of the Funds’ investments and the total unrealized appreciation/(depreciation) as of October 31, 2016 were as follows:

						Total Net
				Total Unrealized	Other	Unrealized
	Tax Basis			Appreciation/	Cost Basis	Appreciation/
	of Investments	Appreciation	(Depreciation)	(Depreciation)	Adjustments	(Depreciation)
Third Avenue Value Fund	$1,012,698,588	$245,968,943	$(132,014,658)	$113,954,285	$(55,624)	$113,898,661
Third Avenue Small-Cap Value Fund	$228,094,087	$67,576,607	$(11,034,874)	$56,541,733	$(57,121)	$56,484,612
Third Avenue Real Estate Value Fund	$1,351,071,858	$476,000,708	$(72,148,333)	$403,852,375	$(113,381)	$403,738,994
Third Avenue International Value Fund	$159,757,618	$19,545,327	$(60,988,128)	$(41,442,801)	$(301,448)	$(41,744,249)

The difference between book and tax basis total unrealized appreciation/(depreciation) is primarily attributable to deferred losses on wash sales, mark-to-market treatment of investments in certain passive foreign investment companies, investments in REITs and partnerships, differences in the treatment of amortization of discount on certain debt instruments, and other timing differences. Other cost basis adjustments are primarily attributable to unrealized appreciation/(depreciation) on receivables and payables on foreign currency, written options and other book to tax differences.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no events, except those listed below, that would require additional disclosure in the Funds’ financial statements.

On December 14, 2016, the Funds made the following per share distribution to shareholders of record on December 13, 2016. This information would not be used in completing your income tax returns as it may not represent final tax information.

	Ordinary	Short-Term	Long-Term	Total
	Income	Capital Gains	Capital Gains	Distributions
Third Avenue Value Fund Investor Class	$0.3000	$0.4723	$3.2272	$3.9995
Third Avenue Value Fund Institutional Class	0.4485	0.4723	3.2272	4.1480
Third Avenue Small-Cap Value Fund Investor Class	0.0649	—	1.8584	1.9233
Third Avenue Small-Cap Value Fund Institutional Class	0.1262	—	1.8584	1.9846
Third Avenue Real Estate Value Fund Investor Class	0.1628	—	0.2830	0.4458
Third Avenue Real Estate Value Fund Institutional Class	0.2544	—	0.2830	0.5374
Third Avenue International Value Fund Investor Class	0.7050	—	—	0.7050
Third Avenue International Value Fund Institutional Class	0.7370	—	—	0.7370
60

Third Avenue Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Third Avenue Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2016

61

Third Avenue Trust

Annual Renewal of Investment Advisory Agreements

October 31, 2016 (Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 8 and 9, 2016, the Trustees, including a majority of the Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) of the Trust (the “Independent Trustees”), approved the renewal of each Fund’s Investment Advisory Agreement (collectively, the “Agreements”). Prior to voting on the Agreements, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its meeting held on June 8 and 9, 2016, the Board engaged in a detailed discussion of the materials with the Adviser. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their service on the Funds’ Boards and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed each Fund since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Funds. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A. Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Broadridge Financial Solutions, Inc., and reviewed, among other things:

1.	the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well-capitalized to perform its ongoing responsibilities to the Funds, notwithstanding the potential for a continued decrease in assets under management;

2.	the information sources and methodology used in the selection of funds included in the comparison universe and the competitive fund group used in comparative analyses of each Fund’s advisory fees and expense ratios and in analyzing the Fund’s performance;

3.	each Fund’s advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of each Fund and the funds in its respective comparison universe and competitive fund group;

4.	performance analyses of each Fund and funds in its comparison universe and competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser, as well as any similar separate advisory accounts;

6.	information presented in respect of economies of scale, noting that each Fund’s assets had declined significantly over the last five years (except for the Real Estate Value Fund), and that all of the Funds had suffered significant redemptions in 2016 to-date; that the Adviser has agreed to waive its fees and/or reimburse expenses to maintain an expense limitation for each Fund; and the extensive resources that the Adviser continues to dedicate to its business even while Fund assets generally have declined in recent years;

7.	the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

8.	fallout benefits, including (i) fees for providing administrative services and (ii) research services received by the Adviser in connection with executing Fund Portfolio transactions.

B. Description of Personnel and Services Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1.	the nature, extent and quality of services rendered to the Funds, including the Adviser’s investments, senior management and operational personnel (and efforts being made to retain key staff during a period of net redemptions), and the oversight of day-to-day operations of the Funds provided by the Adviser;

2.	the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy;

3.	the value added over time through the Adviser’s active management style that includes participation in corporate restructurings and other activist
62

Third Avenue Trust

Annual Renewal of Investment Advisory Agreements (continued)

October 31, 2016 (Unaudited)

investments; and

4.	the Adviser’s experience operating funds registered under the 1940 Act and its dedication to providing high quality services to the Funds in the long term.

C. Investment Performance of the Funds and Adviser

1.	The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group for various periods. The Trustees also reviewed information pertaining to the Funds’ risk adjusted performance and risk measures.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered and evaluated each Fund’s performance over various time periods in light of market conditions, the Adviser’s investing style and circumstances particular to that Fund. While the Trustees expressed concern about the performance for the Funds, they understood the relevant circumstances. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive fund group and the performance analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that, among other things, the profitability percentage for each Fund was below the maximum profitability levels found in relevant court cases upholding board approval of particular advisory agreements. The Trustees concluded, in light of considerations noted above, to approve each Fund’s fee, although the Trustees agreed to continue to closely monitor the Funds’ performance, fees and expenses. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser in the past, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Funds as compared to advisory services provided to other advised and sub-advised funds and any separate accounts. As in the past, the Trustees recognized that differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether material economies of scale are present and, if present, are shared with the Funds and considered each Fund’s fee structure, and the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds. The Trustees concluded that, because of declining overall assets in each Fund, material economies of scale were not present to be shared with the Funds. The Trustees noted that, while assets of the Real Estate Value Fund had increased in 2015, that Fund had suffered significant redemptions in 2016 to-date.

63

Third Avenue Trust

Management of the Trust

(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustee

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee from 7/99 to 12/16	Chairman and Trustee	Chairman (3/90 to 12/16) (5 funds) of Third Avenue Trust; Chairman (7/99 to 12/16) of Third Avenue Variable Series Trust; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.) (private investment company); Chartered Financial Analyst.	Director (1991 to 2011) of Nabors Industries, Inc. (international oil drilling services).
64

Third Avenue Trust

Management of the Trust (continued)

(Unaudited)

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

	Term of Office	Position(s)
	and Length of	Held With	Principal Occupation(s)	Other Directorships
Name & Date of Birth	Time Served*	Registrant	During Past 5 Years	Held by Trustee
William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm).	Trustee, The AMG Funds (1999 to Present) (45 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee of Aston Funds (2010 to Present) (27 portfolios); Trustee (5/02 to 6/13) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and author (1969 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gillboy & Kaier LLP (law firm).	Trustee, The AMG Funds (1999 to Present) (45 portfolios); Trustee of Aston Funds (2010 to Present) (27 portfolios) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).
65

Third Avenue Trust

Management of the Trust (continued)

(Unaudited)

Independent Trustees

	Term of Office	Position(s)
	and Length of	Held With	Principal Occupation(s)	Other Directorships
Name & Date of Birth	Time Served*	Registrant	During Past 5 Years	Held by Trustee
Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.	Trustee, The AMG Funds (1999 to Present) (47 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee of Aston Funds (2010 to Present) (27 portfolios) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Patrick Reinkemeyer DOB: March 1965	Trustee since 1/15	Trustee	President, SilverPepper LLC (2011 to Present).	Trustee of Third Avenue Variable Series Trust (1/15 to Present).

Martin Shubik DOB: March 1926	Advisory Trustee since 3/16***	Advisory Trustee	Seymour H. Knox Professor (1975 to 2007) of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee or Director of Third Avenue Variable Series Trust or its predecessor (7/99 to 3/16).

Charles C. Walden DOB: July 1944	Trustee since 5/96	Trustee****	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee of Third Avenue Variable Series Trust (7/99 to Present).

*	Each Trustee serves until his or her successor is duly elected and qualified.
**	Mr. Whitman is an “interested Trustee” of the Trust due to his employment with and indirect ownership interests in the Adviser. Mr. Whitman resigned his position as Chairman and Trustee as of December 10, 2016.
***	Mr. Shubik was a Trustee of the Trust from July 1999 untill March 2016 and now acts in an Advisory Trustee capacity.
****	At a Board meeting held on December 15, 2016, Mr. Walden was appointed Chairman of the Board.
66

Third Avenue Trust

Management of the Trust (continued)

(Unaudited)

Principal Trust Officers Who Are Not Trustees

Position(s)
	Held With		Other Directorships
Name, Date of Birth & Address	Registrant	Principal Occupation(s) During Past 5 Years	Held by Officer
Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO	Treasurer and Chief Financial Officer (CFO) (9/04 to Present) (5 funds) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present). Director of one other fund advised by Third Avenue Management LLC (2005-2015).	N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller	Controller (5/06 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.	N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	President, General Counsel and Secretary	General Counsel and Secretary (6/00 to Present) (5 funds) and President (12/15 to Present) (5 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its succesor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its succesor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).	N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A
67

Third Avenue Trust

Schedule of Shareholder Expenses

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, distribution fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2016 and held for the six month period ended October 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The example also assumes all dividends and distributions have been reinvested.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	May 1, 2016 to	Annualized
	May 1, 2016	October 31, 2016	October 31, 2016*	Expense Ratio
Third Avenue Value Fund
Investor Class
Actual	$1,000	$1,024.40	$7.23	1.42%
Hypothetical	$1,000	$1,018.00	$7.20	1.42%
Institutional Class
Actual	$1,000	$1,025.60	$5.91	1.16%
Hypothetical	$1,000	$1,019.30	$5.89	1.16%
Third Avenue Small-Cap Value Fund
Investor Class
Actual	$1,000	$1,055.90	$7.23	1.40%
Hypothetical	$1,000	$1,018.10	$7.10	1.40%
Institutional Class
Actual	$1,000	$1,057.00	$5.95	1.15%
Hypothetical	$1,000	$1,019.36	$5.84	1.15%
Third Avenue Real Estate Value Fund
Investor Class
Actual	$1,000	$1,023.90	$6.92	1.36%
Hypothetical	$1,000	$1,018.30	$6.90	1.36%
Institutional Class
Actual	$1,000	$1,025.20	$5.65	1.11%
Hypothetical	$1,000	$1,019.56	$5.63	1.11%
Third Avenue International Value Fund
Investor Class
Actual	$1,000	$1,055.50	$8.53	1.65%
Hypothetical	$1,000	$1,016.84	$8.36	1.65%
Institutional Class
Actual	$1,000	$1,057.00	$7.24	1.40%
Hypothetical	$1,000	$1,018.10	$7.10	1.40%

*	Expenses (net of fee waivers and expense offset arrangement) are equal to the Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366.
68

Third Avenue Trust

Federal Tax Status of Dividends and Distributions

(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2016. This information is presented to meet regulatory requirements and no current action on your part is required. The information reported below will differ from the actual amounts taxable to shareholders for the calendar year ending December 31, 2016.

Information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be issued by the Funds in the early part of 2017.

The Funds are required to make certain designations including to designate the portion of any distributions made to shareholders during their fiscal year beginning on November 1, 2015 and ending on October 31, 2016 that were from capital gains. Depending upon your instructions, distributions from the Funds were either paid to you in cash or reinvested into your account.

The following is the breakdown of dividends and distributions paid by each Fund during fiscal year ended October 31, 2016:

	Third Avenue		Third Avenue		Third Avenue		Third Avenue
	Value Fund		Small-Cap Value Fund		Real Estate Value Fund		International Value Fund
	Institutional Cl.	Investor Cl.	Institutional Cl.	Investor Cl.	Institutional Cl.	Investor Cl.	Institutional Cl.	Investor Cl.
Ordinary Income	$0.6800	$0.5224	$-	$-	$0.1189	$0.0422	$0.0295	$-
Short-Term Capital Gains Distributions (treated as ordinary income)	-	-	0.0464	0.0464	0.1147	0.1147	-	-
Long-Term Capital Gains Distributions	3.3725	3.3725	2.7102	2.7102	1.3752	1.3752	0.2032	0.2032
Total Dividends and Distributions	$4.0525	$3.8949	$2.7566	$2.7566	$1.6088	$1.5321	$0.2327	$0.2032

With respect to ordinary dividends paid by the Funds during their fiscal year ended October 31, 2016, the Funds designate the maximum allowable amounts under section 854 of the Internal Revenue Code. Such designated amounts shall not be less than the following with respect to ordinary dividends:

	Qualified	Dividends Received
	Dividend Income	Deduction
	for Individuals	for Corporations
Third Avenue Value Fund	$20,160,573	75.01%
Third Avenue Small-Cap Value Fund	800,047	100.00%
Third Avenue Real Estate Value Fund	17,379,040	7.69%
Third Avenue International Value Fund	616,294	29.98%

The following Fund intends to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code. Gross foreign source income and foreign tax expense for the year ended October 31, 2016 are as follows:

	Gross Foreign	Foreign Tax
	Source Income	Pass Through
Third Avenue International Value Fund	$3,563,261	$247,797
69

BOARD OF TRUSTEES

William E. Chapman, II	Patrick Reinkemeyer
Lucinda Franks	Charles C. Walden
Edward J. Kaier	Martin J. Whitman
Eric Rakowski

Martin Shubik — Advisory Trustee

OFFICERS

     Martin J. Whitman — Chairman of the Board
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — President, General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

Third Avenue Management LLC is a New York-based global asset manager that has adhered to a proven value investment philosophy since its founding in 1986. Third Avenue’s disciplined approach seeks to maximize long-term, risk-adjusted returns by focusing on corporate financial stability, and price conscious, opportunistic security selection throughout the capital structure.

If you would like further information about Third Avenue Funds, please contact your Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
third-ave-management	New York, NY 10017	clientservice@thirdave.com

Third Avenue Focused Credit Fund

ANNUAL REPORT

OCTOBER 31, 2016

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Focused Credit Fund (the “Fund”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Fund’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Fund has delegated the voting of proxies relating to its voting securities to the Fund’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the Fund’s website www.focusedcreditfund.com.

Schedule of Portfolio Holdings—Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Focused Credit Fund

Portfolio Management Discussion

October 31, 2016 (Unaudited)

At October 31, 2016, the audited net asset value attributable to each of the 117,815,945 common shares outstanding of the Third Avenue Focused Credit Fund Institutional Class was $5.02 per share. This compares with audited net asset value at October 31, 2015 of $6.48 per share, adjusted for subsequent distributions to shareholders.

		Average Annual Returns for the periods ended October 31, 2016
	One Year Ended 10/31/16	Three Year	Five Year	Since Inception (8/31/09)
Third Avenue Focused Credit Fund Institutional Class	(19.11%)	(12.38%)	(2.88%)	0.61%
Bloomberg Barclays U.S Corporate High Yield Bond Index	10.14%	4.55%	7.17%	9.43%
Credit Suisse Leveraged Loan Index	6.30%	3.60%	5.07%	6.14%

The Third Avenue Focused Credit Fund (the “Fund”) returned -19.11% during the fiscal year ended October 31, 2016. The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 10.14% over the same period. The Fund has suspended redemptions and has been in liquidation since it was granted an exemptive order from the Securities and Exchange Commission in December 2015.

The relative under-performance of the Fund was due primarily to under-performance of certain companies whose securities are held by the Fund, and not by liquidity or valuation issues. The top two detractors over the period were Affinion International Holdings Ltd. and Corporate Risk Holdings. Affinion is a global company managing consumer membership, insurance and loyalty programs. The investment has been a disappointment in the past year. The company went through an out-of-court restructuring in the second half of 2015. The company still faces challenges, but the Fund’s investment adviser believes there is potential value for the equity of the security.

Corporate Risk Holdings (CRH) was formerly known as Altegrity. CRH is a global, diversified risk and information services company serving commercial customers and government entities. The company filed for bankruptcy in February 2015 after suddenly losing a major background screening contract from the U.S. government. The company emerged from bankruptcy in September 2015. CRH had three main business segments: Kroll (corporate background checks and advisory), OnTrack (information security, e-discovery) and HireRight (technology-enabled employment background screening, drug and health screening, and employment eligibility). The company sold OnTrack in October 2016. The cash from the sale will be used mainly to pay down debt and de-leverage the company.

The top two contributors to the Fund over the last fiscal year were New Enterprise Stone & Lime Co., Inc. (New Enterprise) and iHeart Communications, Inc. New Enterprise is one of the largest aggregate producers (crushed stone) and highway construction companies in the United States.

iHeart Communications is the largest radio broadcaster in the United States and one of the largest outdoor billboard companies in the world. The price of the security has recovered over the last few months of the fiscal year, while also paying a 12% coupon. The Fund has been selling opportunistically as part of the liquidation.

The Fund disposed of 62 issues during the fiscal year and made several liquidating distributions.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2016, AND ARE SUBJECT TO CHANGE.

The Fund’s investments in high-yield and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.

Performance figures for periods greater than 1 year are annualized. Past performance is no guarantee of future results; returns include reinvestment of all distributions. The above represents past performance and current performance may be lower or higher than performance quoted above. Investment return and principal value fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please note these

1

Third Avenue Trust

Third Avenue Focused Credit Fund

Portfolio Management Discussion (continued)

October 31, 2016 (Unaudited)

returns have been calculated utilizing the industry standard methodology which assumes all distributions are reinvested by the shareholder. Given that the Fund has not permitted reinvestments since December 9, 2015, shareholders would only realize these rates of return if they invested the proceeds paid since that date at the rate earned by the Fund.

If you should have any questions, or for updated information (including performance data current to the most recent month-end), please call 1-800-443-1021 or go to our web site at www.focusedcreditfund.com. Current performance may be lower or higher than performance quoted.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Credit Suisse Leveraged Loan Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Trust

Third Avenue Focused Credit Fund - Institutional Class

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND – INSTITUTIONAL CLASS (TFCIX),

THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD BOND INDEX AND THE CREDIT SUISSE LEVERAGED LOAN INDEX

FROM INCEPTION OF THE FUND (8/31/09) THROUGH OCTOBER 31, 2016

Average Annual Total Return
1 Year	3 Years	5 Years	Since Inception (8/31/09)
(19.11%)	(12.38%)	(2.88%)	0.61%

* Assumes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Third Avenue Trust

Third Avenue Focused Credit Fund

Industry Diversification

(Unaudited)

The summary of the Fund’s investments as of October 31, 2016 is as follow:

4

Third Avenue Trust

Third Avenue Focused Credit Fund

Portfolio of Investments

at October 31, 2016

Principal Amount‡		Security†	Value (Note 1)

Corporate Bonds & Notes - 33.01%
		Chemicals - 0.00%
17,478,774		Reichhold Industries, Inc., due 5/8/17 (a)(b)(c)	$—
		Consumer Products - 13.34%
		Ideal Standard International S.A. (Luxembourg):
32,473,670	EUR	Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(d)(e)	35,648,136
39,331,288	EUR	Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(d)(e)(f)	43,176,122
			78,824,258
		Energy - 0.94%
20,150,000		IronGate Energy Services LLC, due 7/1/18 (a)(c)	5,541,250
		Manufacturing - 7.80%
54,492,575		Liberty Tire Recycling LLC, 2nd Lien, 11.000% Payment-in-kind Interest, due 3/31/21 (a)(b)(d)(e)	46,078,921
		Media/Cable - 2.48%
38,043,351		iHeartCommunications, Inc., 12.000% Cash and 2.000% Payment-in-kind Interest, due 2/1/21 (e)	14,646,690
		Metals & Mining - 0.32%
		New World Resources N.V. (Netherlands):
41,058,552	EUR	8.000% Cash or 11.000% Payment-in-kind Interest, due 4/7/20 (a)(e)	1,802,890
14,475,933	EUR	4.000% Cash or 8.000% Payment-in-kind Interest, due 10/7/20 (a)(e)	79,455
			1,882,345
		Services - 6.36%
37,561,158		Corporate Risk Holdings LLC, 11.500% Cash or 13.500% Payment-in-kind Interest, due 1/2/20 (a)(b)(d)(e)	37,561,158
		Transportation Services - 1.77%
16,000,000		CEVA Group PLC, 9.000% due 9/1/21 (United Kingdom) (a)	10,480,000
		Total Corporate Bonds & Notes (Cost $317,092,579)	195,014,622
Term Loans - 10.08%
		Chemicals - 1.60%
		Reichhold Holdings International B.V., Term Loan (Netherlands):
4,693,058		12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17 (b)(e)	4,693,058
2,859,703		15.000% Cash or Payment-in-kind Interest, due 3/31/17 (b)(e)	2,859,703
1,900,212		Reichhold LLC II, Term Loan, 12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17 (b)(e)	1,900,212
			9,452,973
Principal Amount‡		Security†	Value (Note 1)

		Energy - 2.24%
743,713		Geokinetics Holdings USA, Inc., Term Loan, 2nd Lien, 5.000% Cash and 8.000% Payment-in-kind Interest, due 8/10/18 (b)(d)(e)	$661,904
17,943,648		Hercules Offshore, Inc., Term Loan, 1st Lien, 10.500%, due 5/6/20 (g)	12,560,554
			13,222,458
		Financials - 0.01%
		Concrete Investment I, Term Loan (Luxembourg):
17,860	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (b)(e)(g)	19,606
12,635	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (b)(e)(g)	13,870
		Concrete Investment II, Term Loan (Luxembourg):
22,769	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (b)(e)(g)	24,995
3,159	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (b)(e)(g)	3,467
			61,938
		Gaming & Entertainment - 2.40%
14,531,288		Majestic Star Casino LLC, Term Loan, 1st Lien, 12.500% Cash or 14.500% Payment-in-kind Interest, due 6/1/20 (b)(e)	14,168,006
		Manufacturing - 3.61%
21,971,875		Liberty Tire Recycling Holdco, LLC, Term Loan B, 9.000%, due 7/7/20 (d)(g)	21,312,719
		Services - 0.15%
16,592,044		Education Management II LLC, Term Loan B, 2.000% Cash and 6.500% Payment-in-kind Interest, due 7/2/20 (e)(g)	912,562
		Utilities - 0.07%
500,000		Longview Power, LLC, Revolver, 6.540%, due 4/13/20 (b)(d)(g)	437,500
		Total Term Loans (Cost $68,684,947)	59,568,156

Shares

Common Stocks & Warrants - 19.37%
		Energy - 2.05%
124,461		Geokinetics, Inc. (b)(d)(f)(h)	4,717,072
45,252		Geokinetics, Inc., Warrants, expire 9/1/26 (b)(d)(h)	1,714,598
812,533		Hercules Offshore, Inc. (h)	1,381,307
50,000		Platinum Energy Holdings, Inc. (b)(d)(f)(h)	92,500
10,874		Platinum Energy Holdings, Inc., Warrants, expire 10/4/18 (b)(d)(f)(h)	—

The accompanying notes are an integral part of the financial statements.

5

Third Avenue Trust

Third Avenue Focused Credit Fund

Portfolio of Investments (continued)

at October 31, 2016

Shares	Security†	Value (Note 1)

Common Stocks & Warrants (continued)
	Energy (continued)
1,118,548	Prairie Provident Resources, Inc. (Canada) (h)	$708,839
53	Thunderbird Resources Equity, Inc. (b)(h)	3,498,357
		12,112,673
	Manufacturing - 0.00%
3,430,293	LTR Holdings, Inc. (b)(d)(h)	—
	Media/Cable - 1.27%
2,127,789	Radio One, Inc., Class D (d)(h)	5,319,473
639,603	Spanish Broadcasting System, Inc., Class A (d)(h)	2,174,650
		7,494,123
	Services - 13.59%
462,266	Affinion Group Holdings, Inc., Warrants, expire 11/9/20 (b)(d)(h)	3,693,505
1,751,734	Affinion Group Holdings, Inc., Class A (d)(h)	14,013,872
522	Affinion Group Holdings, Inc., Class C (b)(d)(h)	—
549	Affinion Group Holdings, Inc., Class D (b)(d)(h)	—
31,594	Corporate Risk Holdings Corp. (b)(d)(h)	—
6,248,652	Corporate Risk Holdings I, Inc. (d)(h)	62,486,520
106,353,817	Education Management Corp. (h)	74,448
		80,268,345
	Transportation Services - 0.25%
4,710	CEVA Holdings LLC (Marshall Islands) (f)(h)	1,454,185
	Utilities - 2.21%
4,550,000	Longview Intermediate Holdings C, LLC (d)(h)	13,081,250
	Total Common Stocks & Warrants (Cost $276,809,001)	114,410,576
Convertible Preferred Stocks - 0.90%
	Services - 0.01%
118,341	Education Management Corp., Class A-1 (a)(h)	33,136
	Transportation Services - 0.89%
4,435	CEVA Holdings LLC, Series A-1 (Marshall Islands) (f)(h)	2,006,937
10,196	CEVA Holdings LLC, Series A-2 (Marshall Islands) (f)(h)	3,275,359
		5,282,296
	Total Convertible Preferred Stocks (Cost $26,000,752)	5,315,432
Preferred Stocks - 3.25%
	Financials - 3.25%
100,000	Federal Home Loan Mortgage Corp., 5.300% (h)	455,000
57,515	Federal Home Loan Mortgage Corp., Series G (h)	257,380
51,655	Federal Home Loan Mortgage Corp., Series L (h)	235,030
207,640	Federal Home Loan Mortgage Corp., Series M (h)	985,252

Shares	Security†	Value (Note 1)

	Financials (continued)
323,473	Federal Home Loan Mortgage Corp., Series P, 6.000% (h)	$1,727,346
217,280	Federal Home Loan Mortgage Corp., Series R, 5.700% (h)	1,086,400
165,000	Federal Home Loan Mortgage Corp., Series S (h)	813,450
612,722	Federal Home Loan Mortgage Corp., Series V, 5.570% (h)	1,562,441
380,064	Federal Home Loan Mortgage Corp., Series W, 5.660% (h)	934,957
477,900	Federal National Mortgage Association, Series M, 4.750% (h)	2,590,218
992,950	Federal National Mortgage Association, Series O (h)	5,858,405
674,800	Federal National Mortgage Association, Series T, 8.250% (h)	2,705,948
	Total Preferred Stocks (Cost $33,129,281)	19,211,827

Private Equities - 1.27%
	Chemicals - 0.87%
10,555	Reichhold Cayman L.P. & G.P. (Cayman Islands) (b)(h)	5,158,228
	Consumer Products - 0.40%
1,451,633,736,282	Ideal Standard International Equity S.A. Alpecs (Luxembourg) (b)(d)(f)(h)	2,358,437
	Total Private Equities (Cost $13,535,864)	7,516,665

Principal Amount($)

Short-Term Investments - 23.69%
	U.S. Government Obligations - 23.69%
140,000,000	U.S. Treasury Bill, 0.150%, due 12/1/16 (i)	139,982,500
	Total Short-Term Investments (Cost $139,982,500)	139,982,500
	Total Investment Portfolio - 91.57% (Cost $875,234,924)	541,019,778
	Other Assets less Liabilities - 8.43% (j)(k)	49,835,153

	NET ASSETS - 100.00%	$590,854,931

Notes:

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933.
This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Fair-valued security.
(c)	Issue in default.
(d)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities or cash at the discretion of the issuer.

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Trust

Third Avenue Focused Credit Fund

Portfolio of Investments (continued)

at October 31, 2016

(f)	Security subject to restrictions on resale.

Shares/ Principal Amount[1]		Issuer	Acquisiton Date	Cost	Market Value Per Unit
4,710		CEVA Holdings LLC	5/29/13	$5,355,643	$308.74
4,435		CEVA Holdings LLC, Series A-1, Convertible Preferred	5/29/13	4,435,223	452.52
10,196		CEVA Holdings LLC, Series A-2, Convertible Preferred	5/29/13	13,298,434	321.24
124,461		Geokinetics, Inc.	5/22/13 - 5/14/14	13,060,780	37.90
1,451,633,736,282		Ideal Standard International Equity S.A. Alpecs	10/31/14	9,915,530	0.002
39,331,288	EUR	Ideal Standard International S.A., Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	10/31/14 - 5/2/16	47,361,300	109.78
50,000		Platinum Energy Holdings, Inc.	10/4/13	695,746	1.85
10,874		Platinum Energy Holdings, Inc., Warrants, expire 10/4/18	10/4/13	9,743	0.00

EUR: Euro.
1)	Denominated in U.S. Dollars unless otherwise noted.
2)	Amount less than $0.01.
At October 31, 2016, these restricted securities had a total market value of $57,080,612 or 9.66% of net assets.
(g)	Variable rate security. The rate disclosed is in effect as of October 31, 2016.
(h)	Non-income producing security.
(i)	Annualized yield at date of purchase.
(j)	A portion is segregated for future fund commitments.
(k)	Includes restricted cash pledged to counterparty as collateral management for forward foreign currency contracts.
†	U.S. issuer unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.

EUR: Euro.

Country Concentration

% of
Net Assets
United States*	72.32%
Luxembourg	13.75
United Kingdom	1.77
Netherlands	1.60
Marshall Islands	1.14
Cayman Islands	0.87
Canada	0.12
Total	91.57%

* Includes cash equivalents, classified as Short-Term Investments on the Portfolio of Investments.

Schedule of Forward Foreign Currency Contracts

		Settlement	Settlement	Value at	Unrealized
Contracts to Sell	Counterparty	Date	Value	10/31/16	Depreciation
75,725,000EUR	JPMorgan Chase Bank, N.A.	11/29/16	$82,754,779	$83,223,767	$(468,988)

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Trust

Third Avenue Focused Credit Fund

Statement of Assets and Liabilities

As of October 31, 2016

Assets:
Investments at value (Notes 1 and 5):
Unaffiliated issuers†	$246,491,441
Affiliated issuers‡	294,528,337
Total investments#	541,019,778
Cash	176,747,598
Dividends and interest receivable	12,209,162
Receivable for securities sold	65,224
Restricted cash for unfunded commitments (Note 8)	895,646
Restricted cash pledged to counterparty for collateral management	500,000
Other assets	325,714
Total assets	731,763,122
Liabilities:
Payable for securities purchased	139,982,500
Unrealized depreciation on forward foreign currency contracts	468,988
Payables to trustees and officers	40,295
Accrued expenses	416,408
Total liabilities	140,908,191
Net assets	$590,854,931
Summary of net assets:
Capital stock, $0.001 par value,	$1,677,577,722
Accumulated undistributed net investment income	11,556,929
Accumulated net realized loss on investments and foreign currency transactions	(763,469,479)
Net unrealized appreciation/(depreciation) on investments, unfunded commitments and translation of foreign currency denominated assets and liabilities	(334,810,241)
Net assets applicable to capital shares outstanding	$590,854,931
Institutional Class
Net assets	$590,854,931
Outstanding shares of beneficial interest, unlimited number of shares authorized	117,815,945
Net asset value, offering and redemption price per share±	$5.02
† Cost of unaffiliated issuers	$464,903,779
‡ Cost of affiliated issuers	$410,331,145
# Total cost	$875,234,924
± Redemption price is gross of redemption fees (Note 7)

The accompanying notes are an integral part of the financial statements.

8

Third Avenue Trust

Third Avenue Focused Credit Fund

Statement of Operations

For the Year Ended October 31, 2016

Investment Income:
Dividends - unaffiliated issuers	$375,989
Interest - unaffiliated issuers	32,025,149
Interest - affiliated issuers (Note 5)	7,296,162
Interest - payment-in-kind unaffiliated issuers (Note 1)	2,391,106
Interest - payment-in-kind affiliated issuers (Notes 1 and 5)	20,569,001
Other income	300,325
Total investment income	62,957,732
Expenses:
Investment advisory fees (Note 3)	5,031,027
Shareholder servicing fees (Note 3)	837,478
Auditing and tax fees	309,224
Transfer agent fees	146,001
Reports to shareholders	72,997
Accounting fees	110,359
Administration fees (Note 3)	36,894
Custodian fees	35,168
Trustees’ and officers’ fees and expenses	284,001
Insurance	165,595
Legal fees	1,189,999
Distribution fees (Note 6)	55,061
Registration and filing fees	82,575
Interest	34,771
Miscellaneous	35,998
Total expenses	8,427,148
Less: Expenses waived (Note 3)	(5,496,226)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(22,621)
Net expenses	2,908,301
Net investment income	60,049,431
Realized and unrealized gain/(loss) on investments, unfunded commitments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(486,302,788)
Net realized gain on investments - affiliated issuers	143,002
Net realized gain on foreign currency transactions	2,517,107
Net change in unrealized appreciation/(depreciation) on investments	215,916,234
Net change in unrealized appreciation on unfunded commitments	4,646,437
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(1,548,247)
Net change in unrealized appreciation on deferred taxes	107,941
Net loss on investments and foreign currency transactions	(264,520,314)
Net decrease in net assets resulting from operations	$(204,470,883)

The accompanying notes are an integral part of the financial statements.

9

Third Avenue Trust

Third Avenue Focused Credit Fund

Statement of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	October 31, 2016	October 31, 2015
Operations:
Net investment income	$60,049,431	$202,368,221
Net realized loss	(483,642,679)	(358,640,230)
Net change in unrealized appreciation/(depreciation)	219,122,365	(293,320,939)
Net decrease in net assets resulting from operations	(204,470,883)	(449,592,948)
Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(17,851,803)	(57,754,614)
Institutional Class	(36,870,495)	(139,515,610)
Net realized gains:
Investor Class	—	(4,768,998)
Institutional Class	—	(10,581,494)
Return of capital:
Investor Class	(33,532,654)	—
Institutional Class	(69,246,221)	—
Decrease in net assets from dividends and distributions	(157,501,173)	(212,620,716)
Capital Share Transactions:**
Proceeds from sale of shares	27,993,990	883,975,358
Net asset value of shares issued in reinvestment of dividends and distributions	22,804,577	184,106,567
Redemption fees	49,894	197,253
Cost of shares redeemed	(467,236,947)	(2,006,871,462)
Net decrease in net assets resulting from capital share transactions	(416,388,486)	(938,592,284)
Net decrease in net assets	(778,360,542)	(1,600,805,948)
Net assets at beginning of period	1,369,215,473	2,970,021,421
Net assets at end of period*	$590,854,931	$1,369,215,473
* Including accumulated undistributed net investment income/(distributions in excess of net investment income) of	$11,556,929	$37,817,211
** On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class (see Note 7).

The accompanying notes are an integral part of the financial statements.

10

Third Avenue Trust

Third Avenue Focused Credit Fund

Statement of Cash Flows

For the Year Ended October 31, 2016

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(204,470,883)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(174,040,437)
Proceeds from sales and paydowns of long-term securities	580,229,416
Purchases of short-term securities	(667,222,892)
Proceeds from sales of short-term securities	816,999,813
Net change in unrealized (appreciation)/depreciation on investments, unfunded commitments and deferred taxes	(220,670,612)
Net realized losses from investment transactions	486,159,786
Payment-in-kind interest income and other non-cash receipt of income	(22,960,107)
Amortization of premium and discount - net	(7,256,591)
Decrease in restricted cash pledged for collateral management and unfunded commitments	86,953,279
Decrease in interest and dividends receivable	13,350,623
Decrease in foreign capital tax payable	107,941
Decrease in prepaid expenses, other assets and other receivables	1,701,968
Net change in unrealized (appreciation)/depreciation on forward foreign currency contracts	1,422,269
Decrease in payable to Adviser	(897,996)
Decrease in accrued expenses and other liabilities	(427,068)
Net Cash Provided by Operating Activities	688,978,509
Cash Flows from Financing Activities:
Proceeds from issuance of shares	36,992,672
Cash payments on shares redeemed net of redemption fees	(474,881,941)
Distributions paid to shareholders	(134,696,596)
Net Cash Used by Financing Activities	(572,585,865)
Cash:
Net change in cash	116,392,644
Cash at beginning of year	60,354,954
Cash at end of year	$176,747,598
Cash Flow Information:
Cash paid for interest	$34,771
Noncash Operating and Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	$22,804,577
Noncash investment transactions - Dividend reinvestments and payment-in-kind interest income	23,021,968

The accompanying notes are an integral part of the financial statements.

11

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Third Avenue Focused Credit Fund

Financial Highlights

Selected data (for share outstanding throughout each period) and ratios are as follows:

	Years Ended October 31,
	2016	2015	2014	2013	2012
Institutional Class:
Net asset value, beginning of period	$7.82	$10.60	$11.07	$10.24	$10.50
Income/(loss) from investment operations:
Net investment income@	0.68	0.83	1.12	0.92	0.79
Net gain/(loss) on investment transactions (both realized and unrealized)[1]	(2.14)	(2.74)	(0.77)	0.77	0.13
Total from investment operations	(1.46)	(1.91)	0.35	1.69	0.92
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.47)	(0.81)	(0.82)	(0.86)	(0.72)
Distributions from net realized gain	—	(0.06)	—	—	(0.46)
Distributions from return of capital	(0.87)	—	—	—	—
Total dividends and distributions	(1.34)	(0.87)	(0.82)	(0.86)	(1.18)
Net asset value, end of period	$5.02	$7.82	$10.60	$11.07	$10.24
Total return[2]	(19.11%)	(19.20%)	2.93%	16.91%	9.89%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$590,855	$956,546	$2,049,107	$1,016,021	$649,492
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.73%	0.93%	0.92%	0.91%	0.89%
After fee waivers and expense offset arrangement[3]	0.60%#	0.93%	0.92%	0.91%	0.89%
Before interest expense	0.59%	0.93%	0.88%	0.91%	0.89%
Ratio of net investment income to average net assets	12.36%	8.95%	9.62%	8.48%	7.94%
Portfolio turnover rate	31%	48%	53%	58%	72%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 0.95%.
@	Calculated based on the average number of shares outstanding during the period.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

12

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements

October 31, 2016

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Focused Credit Fund (the “Fund”) is a separate non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act of 1940) investment series of Third Avenue Trust (the “Trust”). The Trust, a Delaware business trust, is registered under the Investment Company Act of 1940 as an open-end management investment company. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Fund.

On December 9, 2015, the Trust’s Board of Trustees (the “Board”) adopted a plan of liquidation (the “Plan of Liquidation”) for the Fund. Pursuant to the Plan of Liquidation, a cash distribution of $69 million (the “First Liquidating Distribution”) was paid to shareholders and the remaining assets of the Fund were contributed to a liquidating trust, FCF Liquidation Trust (the “Liquidating Trust”). Sales of Fund shares were terminated. Interests in the Liquidating Trust would then be distributed in-kind to Fund shareholders. Subsequent to the Board’s adoption of the Plan of Liquidation, the Plan of Liquidation was modified (the “Modified Plan of Liquidation”). Pursuant to the Modified Plan of Liquidation, the First Liquidating Distribution was paid to Fund shareholders; however, the remaining assets which had been contributed to the Liquidating Trust were returned to the Fund which was to serve as the vehicle to liquidate the Fund’s remaining assets. Pursuant to an exemptive order issued by the SEC on December 16, 2015, all redemptions in the Fund are suspended and subscriptions to the Fund are not accepted, retroactive to December 10, 2015. Effective December 10, 2015, the Adviser has waived its investment advisory and administration fees from the Fund. The First Liquidating Distribution of $0.58613 per share was paid in cash on December 16, 2015, to shareholders of record of Fund Institutional and Investor classes as of December 9, 2015. A second cash distribution of $0.54362 per share was paid on June 15, 2016, to shareholders of record of Fund Institutional and Investor classes as of June 14, 2016. The Fund is currently in liquidation.

Accounting policies:

The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

Generally, the Fund’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Board, debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Forward foreign currency contracts valued independently by service providers or by broker quotes based on pricing models are valued at the forward rate and are marked-to-market daily. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in the valuation process determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At October 31, 2016, such securities had a total fair value of $208,479,355 or 35.28% of the Fund’s net assets. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. The recent high yield and distressed

13

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

credit market instability has made it more difficult to obtain market quotations on certain securities owned by the Fund.

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•     Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•     Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•     Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks, and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward

14

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Fund’s investments as of October 31, 2016:

Level 1: Quoted Prices†
Investments in Securities:
Common Stocks:
Energy	$2,090,146
Media/Cable	7,494,123
Preferred Stocks:
Financials	16,920,715
Total for Level 1 Securities	26,504,984
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Preferred Stocks:
Financials	2,291,112
Corporate Bonds & Notes	30,667,940
Term Loans	912,562
Short-Term Investments:
U.S. Government Obligations	139,982,500
Total for Level 2 Securities	173,854,114
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Energy	10,022,527	*
Manufacturing	—	*
Services	80,268,345	*
Transportation Services	1,454,185
Utilities	13,081,250
Convertible Preferred Stocks:
Services	33,136
Transportation Services	5,282,296
Corporate Bonds & Notes	164,346,682	*
Term Loans	58,655,594
Private Equities:
Chemicals	5,158,228
Consumer Products	2,358,437
Total for Level 3 Securities	340,660,680
Total Value of Investments	$541,019,778
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs	$(468,988)
Forward Foreign Currency Contracts - Liabilities
Total Value or Appreciation/(Depreciation) of Other Financial Instruments	$(468,988)

†	The value of securities that were transferred from Level 2 to Level 1 was $14,659,260. The transfer was due to the availability of quoted prices in active markets at period end. The value of securities that were transferred from Level 1 to Level 2 was $668,775. The transfer was due to lack of quoted prices in active markets at period end.
*	Includes investments fair valued at zero.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

15

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes		Term Loans	Common Stocks & Warrants		Preferred & Convertible Preferred Stocks		Private Equities	Total
Balance as of 10/31/15 (fair value)
Automotive	$—		$—	$—		$—		$4,250,000	$4,250,000
Chemicals	—	*	8,989,922	—		—		14,643,720	23,633,642
Consumer Products	67,173,143		—	—		—		6,864,045	74,037,188
Energy	—	*	7,799,732	16,493,010	*	2,143,843	(a)	487,769	26,924,354
Financials	—		2,067,635	—		—		—	2,067,635
Gaming & Entertainment	—		16,725,951	—		—		—	16,725,951
Manufacturing	48,958,986		20,696,255	21,782,361	*	—		—	91,437,602
Media/Cable	—	*	—	—		—		—	—
Services	33,658,828	*	—	1,063,538	*	355,023	(b)	—	35,077,389
Technology	3,233,570		—	—		—		—	3,233,570
Transfer in to Level 3^
Metals & Mining	17,783,791		—	—		—		—	17,783,791
Services	—		—	89,043,291		—		—	89,043,291
Transportation Services	—		—	2,649,324		9,268,412	(b)	—	11,917,736
Utilities	—		—	38,675,000		—		—	38,675,000
Purchases
Energy	—		37,415,928	—	‡	—		—	37,415,928
Services	—		—	50,295,923		—		—	50,295,923
Utilities	—		500,000	—		—		—	500,000
Sales
Automotive	—		—	—		—		(3,500,000)	(3,500,000)
Chemicals	—		—	—		—		(8,417,500)	(8,417,500)
Energy	—	+	(22,984,903)	(915,001	)+	(1,496,576	)(a)	(200)	(25,396,680)
Financials	—		(1,941,475)	—		—		—	(1,941,475)
Gaming & Entertainment	—		(2,891,578)	—		—		—	(2,891,578)
Manufacturing	—		(222,500)	—	+	—		—	(222,500)
Media/Cable	(30,905)		—	—		—		—	(30,905)
Services	—	+	—	(480,923	)+	—		—	(480,923)
Technology	(3,092,980)		—	—		—		—	(3,092,980)
Bond discount/(premium)
Chemicals	(422,271)		231,332	—		—		—	(190,939)
Consumer Products	1,907,289		—	—		—		—	1,907,289
Energy	—		369,963	—		—		—	369,963
Gaming & Entertainment	—		121,255	—		—		—	121,255
Manufacturing	56,615		182,702	—		—		—	239,317
Metals & Mining	1,723,332		—	—		—		—	1,723,332
Payment-in-kind
Chemicals	—		463,051	—		—		—	463,051
Consumer Products	12,060,785		—	—		—		—	12,060,785
Energy	—		1,722,061	—		—		—	1,722,061
Financials	—		17,738	—		—		—	17,738
Manufacturing	5,533,589		—	—		—		—	5,533,589
Metals & Mining	5,792,913		—	—		—		—	5,792,913
Services	3,902,330		—	—		—		—	3,902,330
Return of capital
Energy	—		—	(530,000)		—		—	(530,000)
Net change in unrealized gain/(loss)
Automotive	—		—	—		—		4,550,000	4,550,000
Chemicals	422,271		(231,332)	—		—		(3,140,047)	(2,949,108)
Consumer Products	(2,316,959)		—	—		—		(4,505,608)	(6,822,567)
Energy	—		9,251,319	21,590,379		(647,267	)(a)	1,482,213	31,676,644
Financials	—		441,707	—		—		—	441,707
Gaming & Entertainment	—		82,577	—		—		—	82,577
Manufacturing	(8,470,269)		646,624	(21,782,361)		—		—	(29,606,006)
16

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

Reconciliation of Level 3 investments (continued)

	Corporate Bonds & Notes	Term Loans	Common Stocks & Warrants	Preferred & Convertible Preferred Stocks		Private Equities	Total
Metals & Mining	$(23,417,691)	$—	$—	$—		$—	$(23,417,691)
Services	—	—	(59,019,882)	(321,887	)(b)	—	(59,341,769)
Technology	(3,233,570)	—	—	—		—	(3,233,570)
Transportation Services	—	—	(1,195,139)	(3,986,116	)(b)	—	(5,181,255)
Utilities	—	(62,500)	(25,593,750)	—		—	(25,656,250)
Net realized gain/(loss)
Automotive	—	—	—	—		(5,300,000)	(5,300,000)
Chemicals	—	—	—	—		2,072,055	2,072,055
Energy	—	(20,351,642)	(26,615,861)	—		(1,969,782)	(48,937,285)
Financials	—	(523,667)	—	—		—	(523,667)
Gaming & Entertainment	—	129,801	—	—		—	129,801
Manufacturing	—	9,638	—	—		—	9,638
Media/Cable	30,905	—	—	—		—	30,905
Services	—	—	(633,602)	—		—	(633,602)
Technology	3,092,980	—	—	—		—	3,092,980
Balance as of 10/31/16 (fair value)
Automotive	—	—	—	—		—	—
Chemicals	— *	9,452,973	—	—		5,158,228	14,611,201
Consumer Products	78,824,258	—	—	—		2,358,437	81,182,695
Energy	—	13,222,458	10,022,527 *	—		—	23,244,985
Financials	—	61,938	—	—		—	61,938
Gaming & Entertainment	—	14,168,006	—	—		—	14,168,006
Manufacturing	46,078,921	21,312,719	— *	—		—	67,391,640
Media/Cable	—	—	—	—		—	—
Metals & Mining	1,882,345	—	—	—		—	1,882,345
Services	37,561,158	—	80,268,345 *	33,136	(b)	—	117,862,639
Technology	—	—	—	—		—	—
Transportation Services	—	—	1,454,185	5,282,296	(b)	—	6,736,481
Utilities	—	437,500	13,081,250	—		—	13,518,750
Total	$164,346,682	$58,655,594	$104,826,307	$5,315,432		$7,516,665	$340,660,680
Net change in unrealized gain/(loss) related to securities still held as of October 31, 2016:	$(33,782,648)	$2,286,748	$(113,914,937)	$(4,308,003)		$(7,645,655)	$(157,364,495)

^	Transfers in/(out of) level 3 are recorded utilizing values as of the beginning of the period. The transfers are due to increase/decrease in trading activities at period end.
*	Includes investments fair valued at zero.
+	Includes disposal of investments with $0 proceeds due to corporate actions.
‡	Investments acquired through corporate actions with zero cost.
(a)	Preferred Stocks
(b)	Convertible Preferred Stocks
17

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Financial Statements (continued)

October 31, 2016

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

				Range
	Fair Value at			(Weighted
	10/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Average)
Corporate Bonds	$ 162,464	Book Value	Restructuring value	$84.56-$109.78
Common Stocks	91,110	Broker Quote	#	$0.00*-$308.74
Term Loans	33,873	Broker Quote	#	$70.00-$97.00
Term Loans	24,120	Book Value	Restructuring value	$87.50-$109.78
Private Equities	7,517	Book Value	Restructuring value	$0.00*-$488.70
Convertible Preferred Stocks	5,315	Broker Quote	#	$0.28-$452.52
Common Stocks	4,717	Market Comparable Companies	Revenue multiple	0.71x
Warrants	3,694	Broker Quote	#	$7.99
Common Stocks	3,591	Book Value	Restructuring value	$1.85-$66,006.74
Corporate Bonds	1,882	Broker Quote	#	$0.55-$4.39
Other (a)	2,378
	$ 340,661

#	Valuation techniques and significant unobservable inputs used by third-party pricing vendors or brokers, such as those described in Note 1, were not provided to the Adviser. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Includes securities less than 0.50% of net assets of the Fund.
*	Amount less than $0.01.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

Security transactions and investment income:

Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Fund are presented at market values using the foreign exchange rates at the close of the period. The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the investments held.

Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of investments sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investments transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains

18

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Financial Statements (continued)

October 31, 2016

and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-in-kind securities:

The Fund may invest in PIKs. PIKs may make a payment at each interest payment date in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended October 31, 2016, the total in-kind payments with respect to PIK securities that were received by the Fund in the amounts of $22,960,107 or 36.47% of total investment income are shown as a separate line item on the Statement of Operations.

Term loans:

The Fund typically invests in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2016.

Forward foreign currency contracts:

The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Fund also may buy forward foreign currency contracts to gain exposure to currencies. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended October 31, 2016, the Fund used forward foreign currency contracts for hedging against foreign currency risks.

Summary of derivatives information:

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Statement of Assets and	Forward Foreign
Derivative Contract	Liabilities Location	Currency Contracts
Liabilities:
Foreign currency contracts	Unrealized depreciation on forward foreign currency contracts	$(468,988)

The following tables present the effect of derivatives on the Statement of Operations during the year ended October 31, 2016, by primary risk exposure:

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Forward Foreign
Derivative Contract	Currency Contracts
Foreign currency contracts	$852,620(a)

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Forward Foreign
Derivative Contract	Currency Contracts
Foreign currency contracts	$(1,422,269)(b)

(a)	Included in “Net realized gain on foreign currency transactions”.
(b)	Included in “Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency”.
19

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Financial Statements (continued)

October 31, 2016

Derivatives volume:

The tables below disclose the volume of the Fund’s forward foreign currency contracts and options activities during the year ended October 31, 2016 (amounts denominated in U.S. Dollars). Please refer to the tables in the Summary of derivatives information for derivative-related gains and losses associated with volume activity (measured at each month-end).

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$1,642,446
Average Settlement Value Sold	86,740,899

Floating rate obligations:

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by corporate issuers. The indices and prices upon which such securities can be based include interest rates and currency rates. Floating rate securities pay interest according to a coupon which is reset periodically.

Dividends and distributions to shareholders:

The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP.

Commencing with the First Liquidating Distribution, which was made on December 16, 2015, all distributions are intended to be part of a series of liquidating distributions which will result in the complete liquidation of the Fund. Reinvestment of liquidating distributions is not permitted.

Income tax information:

The Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements. The Fund may, in the future, become a taxpayer if it determines it is in the best interests of the shareholders.

Income, including capital gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Fund’s U.S. federal income tax returns for all open tax years (generally the current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Fund is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired.

Expense allocation:

Expenses attributable to the Fund are charged to it. Expenses attributable to the Trust are generally allocated using the ratio of each series’ average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the series’ average net assets relative to the total average net assets of each series of the Trust and Third Avenue Variable Series Trust.

Share class accounting:

Prior to the share class conversion on August 26, 2016 (described in Note 7), investment income, common expenses and realized/unrealized gains/(losses) on investments were allocated to the two classes of shares of the Fund on the basis of daily net assets of each class; and fees relating to a specific class was charged directly to that share class.

Trustees’ and officers’ fees:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and the Associate Director of Compliance, to whom the Trust paid $345,420, including $46,399 from the Fund, for the year ended October 31, 2016. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (“independent Trustee”) a fee of $5,000 for each meeting of the Board that each independent Trustee attends, in addition to reimbursing all independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays each independent Trustee an annual retainer of $65,000 (the lead independent Trustee receives an additional retainer of $12,000). The Trustees on the Audit Committee each receive

20

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Financial Statements (continued)

October 31, 2016

$2,000 for each audit committee meeting and the audit committee chairman receives an annual retainer of $6,000. Effective March 2016, one of the Trustees now acts in an Advisory Trustee capacity. The Advisory Trustee receives an annual retainer of $32,500 and a fee of $2,500 for each Board meeting the Trustee attends.

During the year ended October 31, 2016, the Third Avenue Focused Credit Fund Demand Review Committee and Third Avenue Focused Credit Fund Oversight Committee were established. Each Trustee who serves on both of these Committees is paid $30,000 annually by the Fund, and each Trustee who serves only as a member of the Fund’s Demand Review Committee is paid $20,000 annually by the Fund.

2. INVESTMENTS

Purchases and sales/conversions:

The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940 as ownership of 5% or more of the outstanding voting securities of these issuers) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Affiliated	$72,955,110	$693,960
Unaffiliated	94,713,782	514,024,168

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

The Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide that the Fund pay the Adviser an advisory fees at an annual rate of 0.75% based on the Fund’s total average daily net assets. These fees are calculated daily and paid monthly. The Adviser waived its advisory fees effective December 10, 2015.

Additionally, the Adviser pays certain expenses on behalf of the Fund which are partially reimbursed by the Fund, including service fees due to third parties, the compensation expense for the Fund’s Chief Compliance Officer and Associate Director of Compliance and other miscellaneous expenses. Effective December 10, 2015, the Fund no longer reimburses the Adviser for its pro rata share of the service fee expense. At October 31, 2016, the Fund had amounts payable to the Adviser of $5,940, for reimbursement of expenses paid by the Adviser.

Until March 1, 2017 (subject to renewal), whenever the Fund’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceeds the expense limitation based on the Fund’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse the Fund in an amount equal to that excess. The expense limitations for the Fund are disclosed in the Financial Highlights. Effective December 10, 2015, the Adviser will not seek any recoupment from the Fund for previously waived and/or reimbursed expenses.

The Fund has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. The Fund pays the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of the Fund for such services. The Adviser pays BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $203,483, including $20,870 from the Fund. The Adviser waived its administration fees effective December 10, 2015.

Both the Fund and the Adviser have entered into agreements with financial intermediaries to provide record keeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Fund if the shares of each customer were registered directly with the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. The Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Fund are reflected as shareholder servicing fees in the Statements of Operations. For the period from November 1, 2015 to December 9, 2015, such fees amounted to $120,266 for the Fund. The Adviser waived the Fund’s commitment to share in such expenses effective December 10, 2015.

The Fund has an expense offset arrangement in connection with its custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. The expense reduction amount due to this arrangement for the year ended October 31, 2016 was $22,621, and the amount is reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

21

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Financial Statements (continued)

October 31, 2016

4. LINE OF CREDIT

During 2016, the Trust and Third Avenue Variable Series Trust were participants in a single committed, unsecured $100,000,000 line of credit with The Bank of Nova Scotia, to be used only for temporary or emergency purposes. This commitment was terminated on April 20, 2016. The interest on the loan was calculated at a variable rate based on the LIBOR, Federal Funds or Prime Rates. A commitment fee of 0.25% per annum of the available line of credit was charged, of which each series of the Trust and Third Avenue Variable Series Trust paid its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. The fee was paid quarterly in arrears and is included in “Miscellaneous” expenses in the Statement of Operations. From November 27, 2015 to December 9, 2015, $51,100,000 of the line of credit was utilized by the Fund. The interest and commitment fee related to the loan was $34,771 and is reflected as “Interest” in the Statement of Operations.

5. RELATED PARTY TRANSACTIONS

Investment in affiliates:

A summary of the Fund’s transactions in securities of affiliated issuers for the year ended October 31, 2016 is set forth below:

	Shares/						Shares/
	Principal Amount†		Gross		Gross		Principal Amount†		Investment Income
	Held at Oct. 31,		Purchases		Sales and		Held at Oct. 31,	Value at	Nov. 1, 2015-
Name of Issuer:	2015		and Additions		Reductions		2016	Oct. 31, 2016	Oct. 31, 2016
Affinion Group Holdings Inc., Warrants, expire 11/9/20	—		462,266	[1]	—		462,266	$3,693,505	$—
Affinion Group Holdings, Inc., Class A	—		1,751,734	[1]	—		1,751,734	14,013,872	—
Affinion Group Holdings, Inc., Class C	—		522	[1]	—		522	—	—
Affinion Group Holdings, Inc., Class D	—		549	[1]	—		549	—	—
Corporate Risk Holdings Corp.	31,594		—		—		31,594	—	—
Corporate Risk Holdings I, Inc.	6,248,652		—		—		6,248,652	62,486,520	—
Corporate Risk Holdings LLC, 11.500% Cash or 13.500% Payment-in-kind Interest, due 1/2/20	33,658,828		3,902,330	[2]	—		37,561,158	37,561,158	4,426,398	[4]
Corporate Risk Holdings LLC, Escrow, due 7/1/20**	36,181,786		—		36,181,786	[3]	—	—	—
Corporate Risk Holdings LLC, Escrow, due 7/1/20**	120,047,350		—		120,047,350	[3]	—	—	—
Geokinetics, Inc.	124,461		—		—		124,461	4,717,072	—
Geokinetics, Inc., Warrants, expire 9/1/26*	—		45,252	[1]	—		45,252	1,714,598	—
Geokinetics Holdings USA, Inc., Term Loan, 2nd Lien 5.000% Cash and 8.000% Payment-in-kind Interest, due 8/10/18*	—		743,713	[2]	—		743,713	661,904	14,657	[4]
Global Geophysical Services, Inc.**	3,786,564		—		3,786,564	[3]	—	—	—
Global Geophysical Services, Inc., Escrow, due 5/1/14**	15,599,000		—		15,599,000	[3]	—	—	—
Global Geophysical Services, Inc., Escrow, due 5/1/17**	45,925,000		—		45,925,000	[3]	—	—	—
Global Geophysical Services, Inc., Term Loan B, 15.500% Cash or Payment-in-kind Interest, due 8/9/17**	15,599,464		1,716,132		17,315,596		—	—	—
Global Geophysical Services, Inc., Warrants**	262,913		—		262,913	[3]	—	—	—
Ideal Standard International S.A., Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18	27,905,497	EUR	4,568,173	2,EUR	—		32,473,670	35,648,136	7,483,542	[4]
Ideal Standard International S.A., Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	33,180,416	EUR	6,150,872	2,EUR	—		39,331,288	43,176,122	8,704,717	[4]
Ideal Standard International Equity S.A. Alpecs	1,451,633,736,282		—		—		1,451,633,736,282	2,358,437	—
Liberty Tire Recycling Holdco, LLC, Term Loan B, 9.000%, due 7/7/20	22,194,375		—		222,500		21,971,875	21,312,719	2,418,961
Liberty Tire Recycling LLC, 2nd Lien, 11.000% Payment-in-kind Interest, due 3/31/21	48,958,986		5,533,589	[2]	—		54,492,575	46,078,921	4,797,635	[4]
Longview Intermediate Holdings C, LLC	4,550,000		—		—		4,550,000	13,081,250	—
22

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Financial Statements (continued)

October 31, 2016

Investment in affiliates (continued)

	Shares/			Shares/
	Principal Amount†	Gross	Gross	Principal Amount†		Investment Income
	Held at Oct. 31,	Purchases	Sales and	Held at Oct. 31,	Value at	Nov. 1, 2015-
Name of Issuer:	2015	and Additions	Reductions	2016	Oct. 31, 2016	Oct. 31, 2016
Longview Power, LLC, Revolver, 6.540%, due 4/13/20*	—	500,000	—	500,000	$437,500	$19,253
LTR Holdings, Inc.	3,430,293	—	—	3,430,293	—	—
LTR Holdings, Inc., Warrants, expire 12/12/19**	45,000	—	45,000 [3]	—	—	—
Phosphate Holdings, Inc.**	478,500	—	478,500	—	—	—
Platinum Energy Holdings, Inc.	50,000	—	—	50,000	92,500	—
Platinum Energy Holdings, Inc., Warrants, expire 10/4/18	10,874	—	—	10,874	—	—
Radio One, Inc., Class D	2,311,360	—	183,571	2,127,789	5,319,473	—
Reichhold Cayman L.P. & G.P.**	29,055	—	18,500	10,555	5,158,228	—
Reichhold Holdings International B.V., Term Loan, 12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17**	4,421,726	271,332 [2]	—	4,693,058	4,693,058	—
Reichhold Holdings International B.V., Term Loan, 15.000% Cash or Payment-in-kind Interest, due 3/31/17**	2,667,984	191,719 [2]	—	2,859,703	2,859,703	—
Reichhold Industries, Inc., due 5/8/17**	17,478,774	—	—	17,478,774	—	—
Reichhold LLC II, Term Loan, 12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17**	1,900,212	—	—	1,900,212	1,900,212	—
Spanish Broadcasting System, Inc., Class A	681,637	—	42,034	639,603	2,174,650	—
Total Affiliates					$309,139,538	$27,865,163

[1]	Share increase due to corporate action.
[2]	Includes PIK interest.
[3]	Share decrease due to corporate action.
[4]	Includes interest and Payment-in-kind interest.
*	As of October 31, 2015, not an affiliate.
**	As of October 31, 2016, no longer an affiliate.
†	Denominated in U.S. dollars unless otherwise noted.
EUR	Euro

Certain employees of the Adviser serve as members of the board of directors of companies in which the Fund has investments. As a result of such service, for the year ended October 31, 2016, the Fund received $159,475 in board member fees from these companies that board members employed by the Adviser agreed to have paid directly to the benefit of the Fund. These fees are included in “Other Income” on the accompanying Statement of Operations.

6. DISTRIBUTION EXPENSES

The Board has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that, as compensation for distribution and related services provided to the Fund’s Investor Class, the Fund’s Investor Class accrues a fee calculated at the annual rate of 0.25% of average daily net assets of the class. Such fees may be paid to institutions that provide distribution services. The amount of fees paid during any period may be more or less than the cost of distribution and other services provided. Financial Industry Regulatory Authority rules impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules. Payments by the Fund were suspended on December 10, 2015, and the Board terminated the Plan with respect to the Fund effective December 31, 2015.

For the period from November 1, 2015 to December 9, 2015, the distribution expenses for the Fund were $55,061.

7. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value. The Fund is not issuing new shares, and redemptions in the Fund are currently suspended pursuant to an order from the SEC.

23

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class.

Transactions in capital stock were as follows:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Investor Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	934,028	$6,935,491	20,542,816	$190,873,062
Shares Issued upon reinvestment of dividends and distributions	1,186,798	7,904,073	6,477,929	60,668,559
Shares redeemed*	(16,374,936)	(118,879,558)	(61,127,281)	(561,668,709)
Shares converted to Institutional Class*	(38,411,259)	(528,269,076)	—	—
Net decrease	(52,665,369)	$(632,309,070)	(34,106,536)	$(310,127,088)

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	2,857,103	$21,058,499	73,136,327	$693,102,296
Shares Issued upon reinvestment of dividends and distributions	2,240,677	14,900,504	13,254,166	123,438,008
Shares redeemed*	(48,024,503)	(348,307,495)	(157,428,382)	(1,445,005,500)
Shares converted from Investor Class*	38,497,997	528,269,076	—	—
Net increase/(decrease)	(4,428,726)	$215,920,584	(71,037,889)	$(628,465,196)

*	Redemption fees are netted with redemption amounts.

Prior to December 9, 2015, the Fund charged a redemption fee of 2%, for shares redeemed or exchanged for shares of another series of the Trust within 60 days or less of the purchase date.

8. COMMITMENTS AND CONTINGENCIES

At October 31, 2016, the Fund had the following commitments and contingencies:

Issuer	Type	Amount of Commitment	Funded Commitment	Value of Segregated Cash
Geokinetics Holdings USA, Inc.	Term Loan	$802,877	$657,231	$145,646
Longview Power, LLC	Revolver	1,250,000	500,000	750,000
		$2,052,877	$1,157,231	$895,646

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

In 2016, the Fund became party to various derivative, securities class action and books and records lawsuits.

In 2016, the Adviser became party to various derivative and securities class action lawsuits.

24

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Financial Statements (continued)

October 31, 2016

9. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign Securities and Emerging Markets Risk:

Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

High Yield and Distressed Risk:

The Fund’s investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Fund may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt Securities Risk:

The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. If the Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

Market Risk:

Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Fund will similarly fluctuate and you could lose money.

Liquidity Risk:

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund place on them. In such a market, the value of such investments and a Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility

25

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Counterparty risk:

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

At October 31, 2016, the Fund had counterparty concentration of credit risk primarily with JPMorgan Chase Bank, N.A.

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At October 31, 2016, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward Foreign Currency Contracts	$—	$468,988
Total derivative assets and liabilties in the Statement of Assets and Liabilities	—	468,988
Derivatives not subject to a master netting agreement or similiar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to a MNA	$—	$468,988
26

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

The following tables present the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of October 31, 2016:

Counterparty	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]
JPMorgan Chase Bank N.A.	$468,988	$—	$—	$(468,988)	$—

1	The amount of derviatives for offset is limited to the amount of assets and/or liabilites that are subject to a MNA.
2	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
3	Net amount represents the net amount payable to the counterparty in the event of default.

Loans and other direct debt instruments:

The Fund invests in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Cash concentration:

The Fund’s cash balance is held at a major regional U.S. bank. The Fund’s cash balance, which typically exceeds Federal Deposit Insurance Corporation insurance coverage, subjects the Fund to a concentration of credit risk. The Fund regularly monitors the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Off-balance sheet risk:

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Focused Investing:

The Fund holds a relatively concentrated portfolio that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could decrease because of the poor performance of one or a few investments. Concentrated positions may be difficult to liquidate.

10. Federal Income Taxes

Prior to December 9, 2015 adoption of the Plan of Liquidation the amount of dividends and distributions paid by the Funds was based upon the Fund’s net investment income and net realized capital gains. These amounts are determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Distributions paid by the Fund after the adoption of the Plan of Liquidation will generally be treated as part of a series of liquidating distributions for U.S. federal income tax purposes.

Dividends and distributions, including liquidating distributions, are recorded by the Funds on the ex-dividend date. In order to present accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and foreign currency transactions and capital stock on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, and partnerships, the difference in the treatment of amortization of discount on certain debt instruments, certain derivative instruments and other book to tax adjustments. Net investment income (loss), net realized capital gain (loss) on investments and foreign currency transactions and net assets were not affected by these changes. For the year ended October 31, 2016, the adjustments were as follows.

Increase/(Decrease) to Capital Stock	Increase/(Decrease) to Accumulated Net Investment Income (Loss)	Increase/(Decrease) to Undistributed Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
$132	$(31,587,415)	$31,587,283
27

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Financial Statements (continued)

October 31, 2016

The tax character of dividends and distributions paid during the year ended October 31, 2016 was as follows:

Ordinary Income	Net Capital Gains	Liquidating Distributions	Total
$24,498,692	$—	$133,002,481	$157,501,173

The tax character of dividends and distributions paid during the fiscal year ended October 31, 2015 was as follows:

Ordinary Income	Net Capital Gains	Total
$212,620,716	$—	$212,620,716

At October 31, 2016 , the accumulated undistributed earnings on a tax basis were:

Undistributed Ordinary Income	Net Capital Gains
$—	$—

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

As of October 31, 2016, Third Avenue Focused Credit Fund has a capital loss carryforward which should be available to offset certain capital gains generated in future years as follows:

Capital Losses incurred in a post-enactment year	Short-Term	Long-Term	Total
Year-ended Oct. 31, 2015	$89,657,034	$217,650,552	$307,307,586
Year-ended Oct. 31, 2016	$75,379,494	$378,176,547	$453,556,041
Total	$165,036,528	$595,827,099	$760,863,627

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment year”) to be carried forward for an unlimited period to the extent not utilized. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

The U.S. federal income tax basis of the Funds’ investments and the total unrealized appreciation/(depreciation) as of October 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
$866,752,837	$24,813,835	$(350,546,894)	$(325,733,059)	$(126,107)	$(325,859,166)

11. SUBSEQUENT EVENTS

Pursuant to the Modified Plan of Liquidation, a cash distribution of approximately $30 million was paid to the Fund’s shareholders on November 8, 2016 (the “Third Liquidating Distribution”). The Third Liquidating Distribution of $0.25463 per share was paid to shareholders of record of the Fund as of November 7, 2016. In addition, a cash distribution of approximately $140 million was paid to the Fund’s shareholders on November 29, 2016 (the “Fourth Liquidating Distribution”). The Fourth Liquidating Distribution of $1.18829 per share was paid to shareholders of record of the Fund as of November 28, 2016. Internal Revenue Service Forms 8937 - Report of Organizational Actions Affecting Basis of Securities - providing further detail with respect to the tax treatment of these two distributions to the Fund’s shareholders have been posted to the Fund’s website at www.focusedcreditfund.com.

28

Third Avenue Trust

Third Avenue Focused Credit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Third Avenue Trust – Third Avenue Focused Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Focused Credit Fund (hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2016

29

Third Avenue Trust

Third Avenue Focused Credit Fund

Annual Renewal of Investment Advisory Agreement

October 31, 2016 (Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 8 and 9, 2016, the Trustees, including a majority of the Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) of the Trust (the “Independent Trustees”), approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”). Prior to voting on the Agreement, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreement. As the Fund is in liquidation and has suspended redemptions pursuant to an exemptive order (the “Order”) issued by the Securities and Exchange Commission, the Adviser is not managing the Fund in accordance with its historic investment objective, strategies or policies, and is not receiving any fee pursuant to the Agreement. Therefore, the Independent Trustees requested information primarily relating to the Adviser’s services as investment adviser of the Fund during its liquidation.

The Independent Trustees constituted an ad hoc 15(c) committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. In addition, the Independent Trustees constituted an ad hoc Focused Credit Fund Oversight Committee that meets with representatives of the Adviser on a bi-weekly basis to oversee, among other things, matters related to the liquidation of the Fund.

At its meeting held on June 8 and 9, 2016, the Board engaged in a detailed discussion of the materials with the Adviser. In considering the Agreement, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their service on the Fund’s Board and their familiarity with the Adviser. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

The Trustees received a presentation from representatives of the Adviser and reviewed the services being provided by the Adviser to the Fund and the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well-capitalized to perform its ongoing responsibilities to the Fund. The Trustees considered, among other things:

1.	the Adviser’s efforts to ensure the Fund’s continued compliance with the Order;

2.	the Adviser’s familiarity with the Fund’s portfolio holdings;

3.	the Adviser’s expertise in investing in distressed companies and restructurings;

4.	the Adviser’s liquidation strategy for Fund holdings and progress and performance in the liquidation of assets;

5.	the Adviser’s progress making cash distributions to shareholders;

6.	the Adviser’s efforts to ensure continued compliance with Subchapter M of the Internal Revenue Code;

7.	the Adviser’s efforts to retain portfolio managers and other employees;

8.	the efforts of the Adviser to mitigate the impact of any recent or anticipated staff reductions or other changes on the services provided to the Fund; and

9.	the feasibility of finding another party to manage the Fund’s liquidation.

As the Fund is in liquidation, the Board did not consider the investment performance of the Fund or the Adviser. The Board also noted that the Adviser is not being paid a fee for its services and does not receive any other fall-out benefits as a result of the services it provides to the Fund. Therefore, the Board did not consider comparative advisory fees or expense ratios, the profitability to the Adviser resulting from the Agreement or economies of scale.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate under the circumstances. The Trustees concluded, in light of considerations noted above, to approve the Agreement.

30

Third Avenue Trust

Management of the Trust

(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustee

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee from 7/99 to 12/16	Chairman and Trustee	Chairman (3/90 to 12/16) (5 funds) of Third Avenue Trust; Chairman (7/99 to 12/16) of Third Avenue Variable Series Trust; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.) (private investment company); Chartered Financial Analyst.	Director (1991 to 2011) of Nabors Industries, Inc. (international oil drilling services).
31

Third Avenue Trust

Management of the Trust (continued)

(Unaudited)

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm).	Trustee, The AMG Funds (1999 to Present) (45 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee of Aston Funds (2010 to Present) (27 portfolios); Trustee (5/02 to 6/13) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and author (1969 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Gillboy & Kaier LLP (law firm).	Trustee, The AMG Funds (1999 to Present) (45 portfolios); Trustee of Aston Funds (2010 to Present) (27 portfolios) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).
32

Third Avenue Trust

Management of the Trust (continued)

(Unaudited)

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.	Trustee, The AMG Funds (1999 to Present) (47 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee of Aston Funds (2010 to Present) (27 portfolios) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Patrick Reinkemeyer DOB: March 1965	Trustee since 1/15	Trustee	President, SilverPepper LLC (2011 to Present).	Trustee of Third Avenue Variable Series Trust (1/15 to Present).

Martin Shubik DOB: March 1926	Advisory Trustee since 3/16***	Advisory Trustee	Seymour H. Knox Professor (1975 to 2007) of Mathematical Institutional Economics, Yale University; Emeritus (2007 to Present).	Trustee or Director of Third Avenue Variable Series Trust or its predecessor (7/99 to 3/16).

Charles C. Walden DOB: July 1944	Trustee since 5/96	Trustee****	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee of Third Avenue Variable Series Trust (7/99 to Present).

*	Each Trustee serves until his or her successor is duly elected and qualified.
**	Mr. Whitman is an “interested Trustee” of the Trust due to his employment with and indirect ownership interests in the Adviser. Mr. Whitman resigned his position as Chairman and Trustee as of December 10, 2016.
***	Mr. Shubik was a Trustee of the Trust from July 1999 untill March 2016 and now acts in an Advisory Trustee capacity.
****	At a Board meeting held on December 15, 2016, Mr. Walden was appointed Chairman of the Board.
33

Third Avenue Trust

Management of the Trust (continued)

(Unaudited)

Principal Trust Officers Who Are Not Trustees

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO	Treasurer and Chief Financial Officer (CFO) (9/04 to Present) (5 funds) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present). Director of one other fund advised by Third Avenue Management LLC (2005-2015).	N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller	Controller (5/06 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.	N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	President, General Counsel and Secretary	General Counsel and Secretary (6/00 to Present) (5 funds) and President (12/15 to Present) (5 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its succesor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its succesor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).	N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) (5 funds) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A
34

Third Avenue Trust

Third Avenue Focused Credit Fund

Schedule of Shareholder Expenses

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, distribution fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Although the Fund is no longer charging redemption fees or paying management fees, shareholder servicing fees, or distribution fees, this example is required to be included pursuant to SEC rules.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2016 and held for the six month period ended October 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The example also assumes all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period May 1, 2016 to October 31, 2016*	Annualized Expense Ratio
Institutional Class
Actual	$1,000	$1,032.70	$0.87	0.17%
Hypothetical	$1,000	$1,024.28	$0.87	0.17%

*	Expenses (net of fee waivers and expense offset arrangement) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 366.
35

Third Avenue Trust

Third Avenue Focused Credit Fund

Federal Tax Status of Dividends and Distributions

(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Fund during the fiscal year ended October 31, 2016. This information is presented to meet regulatory requirements and no current action on your part is required. The information reported below will differ from the actual amounts taxable to shareholders for the calendar year ending December 31, 2016.

Information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be issued by the Fund in the early part of 2017.

The following is the breakdown of dividends and distributions paid by the Fund during fiscal year ended October 31, 2016:

Ordinary Income	$24,498,692
Liquidating Distributions	133,002,481
Total Dividends and Distributions	$157,501,173
36

BOARD OF TRUSTEES

William E. Chapman, II	Patrick Reinkemeyer
Lucinda Franks	Charles C. Walden
Edward J. Kaier	Martin J. Whitman
Eric Rakowski

Martin Shubik — Advisory Trustee

OFFICERS

Martin J. Whitman — Chairman of the Board
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — President, General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

The information in this booklet is intended for shareholders of the Third Avenue Focused Credit Fund (“the Fund” or “Focused Credit Fund”) which has been operating pursuant to a plan of liquidation since December 16, 2015. For more information, please visit our website or contact your Relationship Manager at:

www.focusedcreditfund.com	622 Third Avenue	212.906.1160
	New York, NY 10017	creditupdates@thirdave.com

Item 2. Code of Ethics.

At October 31, 2016, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. William Chapman and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Chapman as the Committee’s ACFE. Each of Messrs. Chapman and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $455,000, including out of pocket expenses of approximately $7,000, for the fiscal year ended October 31, 2016 and $420,000, including out of pocket expenses of approximately $7,000, for the fiscal year ended October 31, 2015.

(b)        Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)        Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $313,000 for the fiscal year ended October 31, 2016 and $265,000 for the fiscal year ended October 31, 2015. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)        All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)        Audit Committee Pre-Approval Policies and Procedures.

(i)  The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not Applicable.

(g)        The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $313,000 for the fiscal year ended October 31, 2016 and $265,000 for the fiscal year ended October 31, 2015.

(h)        The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Trust

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	December 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	December 23, 2016

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	December 23, 2016